EXHIBIT 99.1

Subject to Revision                                            REVISED 4/11/2003
Computational Materials Dated April 11, 2003



                                     [LOGO]
                                   EQUITY ONE
                                   ==========
                            a Popular, Inc. Company

                Mortgage Pass-Through Certificates, Series 2003-2

                                  $501,410,000
                                  (Approximate)

                                Equity One, Inc.
                               Seller and Servicer

                              Equity One ABS, Inc.
                                    Depositor


                                   DISCLAIMER

Attached are preliminary Computational Materials describing the structure, collateral pool and certain aspects of Mortgage Pass-Through Certificates, Series 2003-2. The Computational Materials have been prepared by Wachovia Securities, Inc. based on information provided by Equity One, Inc. ("Equity One") for informational purposes only and are subject to modification or change. The information and assumptions contained herein are preliminary and will be superseded by a prospectus supplement and by any other additional information subsequently filed with the Securities and Exchange Commission or incorporated by reference in the Registration Statement.

Wachovia Securities, Inc. does not make any representation as to the accuracy or completeness of any of the information set forth in the attached Computational Materials. This cover sheet is not part of the Computational Materials.

A Registration Statement (including a base prospectus) relating to the Mortgage Pass-Through Certificates has been filed with the Securities and Exchange Commission. The final Prospectus Supplement relating to the securities will be filed after the securities have been priced and all of the terms and information are finalized. This communication is not an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Interested persons are referred to the final Prospectus and Prospectus Supplement to which the securities relate. Any investment decision should be based only upon the information in the final Prospectus and Prospectus Supplement as of their publication dates.

                                     [LOGO]
                                    WACHOVIA
                                   SECURITIES

Subject to Revision - Computational Materials Dated April 11, 2003


   To 10% Clean-up Call:
   ----------- ----------------- ---------- ---------------- ------------ ---------------- --------------------------------
                                                                                                  Expected Ratings
                                                                                           --------------------------------
                                                                             Expected
                   Expected      Interest       Principal    Expected WAL    Principal
     Class         Size(1)         Type           Type          (yrs)        Window(2)       S&P       Moody's      Fitch
   ----------- ----------------- ---------- ---------------- ------------ ---------------- --------- ------------ ---------
      AF-1     $108,000,000       Floating       Senior          0.90       05/03 - 01/05     AAA         Aaa        AAA
   ----------- ----------------- ---------- ---------------- ------------ ---------------- --------- ------------ ---------
      AF-2     $ 25,000,000         Fixed        Senior          2.00       01/05 - 07/05     AAA         Aaa        AAA
   ----------- ----------------- ---------- ---------------- ------------ ---------------- --------- ------------ ---------
      AF-3     $ 49,000,000         Fixed        Senior          3.01       07/05 - 07/07     AAA         Aaa        AAA
   ----------- ----------------- ---------- ---------------- ------------ ---------------- --------- ------------ ---------
      AF-4     $ 23,000,000         Fixed        Senior          5.01       07/07 - 03/09     AAA         Aaa        AAA
   ----------- ----------------- ---------- ---------------- ------------ ---------------- --------- ------------ ---------
      AF-5     $ 17,847,000         Fixed        Senior          6.87       03/09 - 05/11     AAA         Aaa        AAA
   ----------- ----------------- ---------- ---------------- ------------ ---------------- --------- ------------ ---------
      AV-1     $198,338,000       Floating       Senior          2.90       05/03 - 06/11     AAA         Aaa        AAA
   ----------- ----------------- ---------- ---------------- ------------ ---------------- --------- ------------ ---------
      M-1      $ 32,592,000         Fixed       Mezzanine        5.41       07/06 - 06/11      AA         Aa2         AA
   ----------- ----------------- ---------- ---------------- ------------ ---------------- --------- ------------ ---------
      M-2      $ 26,324,000         Fixed       Mezzanine        5.38       06/06 - 06/11      A          A2          A
   ----------- ----------------- ---------- ---------------- ------------ ---------------- --------- ------------ ---------
      M-3      $ 11,282,000         Fixed       Mezzanine        5.38       05/06 - 06/11     BBB+       Baa1        BBB+
   ----------- ----------------- ---------- ---------------- ------------ ---------------- --------- ------------ ---------
       B       $ 10,027,000       Floating     Subordinate       1.20       03/04 - 10/04     BBB        Baa2        BBB
   ----------- ----------------- ---------- ---------------- ------------ ---------------- --------- ------------ ---------


   To Maturity:
   ----------- ----------------- ---------- ---------------- ------------ ---------------- --------------------------------
                                                                                                  Expected Ratings
                                                                                           --------------------------------
                                                                             Expected
                   Expected      Interest       Principal    Expected WAL    Principal
     Class         Size(1)         Type           Type          (yrs)        Window(2)       S&P       Moody's      Fitch
   ----------- ----------------- ---------- ---------------- ------------ ---------------- --------- ------------ ---------
      AF-1     $108,000,000       Floating       Senior         0.90       05/03 - 01/05     AAA         Aaa        AAA
   ----------- ------------------ ---------- --------------- ------------ ---------------- --------- ------------ ---------
      AF-2     $ 25,000,000         Fixed        Senior         2.00       01/05 - 07/05     AAA         Aaa        AAA
   ----------- ------------------ ---------- --------------- ------------ ---------------- --------- ------------ ---------
      AF-3     $ 49,000,000         Fixed        Senior         3.01       07/05 - 07/07     AAA         Aaa        AAA
   ----------- ------------------ ---------- --------------- ------------ ---------------- --------- ------------ ---------
      AF-4     $ 23,000,000         Fixed        Senior         5.01       07/07 - 03/09     AAA         Aaa        AAA
   ----------- ------------------ ---------- --------------- ------------ ---------------- --------- ------------ ---------
      AF-5     $ 17,847,000         Fixed        Senior         6.87       03/09 - 05/11     AAA         Aaa        AAA
   ----------- ------------------ ---------- --------------- ------------ ---------------- --------- ------------ ---------
      AV-1     $198,338,000        Floating       Senior         3.35       05/03 - 07/20     AAA         Aaa        AAA
   ----------- ------------------ ---------- --------------- ------------ ---------------- --------- ------------ ---------
      M-1      $ 32,592,000         Fixed      Mezzanine        5.96       07/06 - 08/17      AA         Aa2         AA
   ----------- ------------------ ---------- --------------- ------------ ---------------- --------- ------------ ---------
      M-2      $ 26,324,000         Fixed      Mezzanine        5.90       06/06 - 02/17      A          A2          A
   ----------- ------------------ ---------- --------------- ------------ ---------------- --------- ------------ ---------
      M-3      $ 11,282,000         Fixed      Mezzanine        5.81       05/06 - 06/15     BBB+       Baa1        BBB+
   ----------- ------------------ ---------- --------------- ------------ ---------------- --------- ------------ ---------
       B       $ 10,027,000        Floating    Subordinate       1.20       03/04 - 10/04     BBB        Baa2        BBB
   ----------- ------------------ ---------- --------------- ------------ ---------------- --------- ------------ ---------

(1)Subject to a permitted variance in the aggregate of plus or minus 5%.
(2)The "Last Scheduled Distribution Date" is expected to be the Distribution Date in [September 2033].

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                                       2

Subject to Revision - Computational Materials Dated April 11, 2003

                                    Structure
                                    ---------

|X| A senior/subordinate structure whereby realized losses on the underlying mortgage loans will be allocated in the following order of priority: (i) to excess interest, (ii) to the overcollateralization amount described herein,
     (iii) to the Class B Certificates, (iv) to the Class M-3 Certificates, (v) to the Class M-2 Certificates and (vi) to the Class M-1 Certificates.
|X| The pass-through rate on the Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5, Class M-1, Class M-2, Class M-3, and Class B Certificates are subject to the Pool Cap described herein. The pass-through rate on the Class AV-1 Certificates are subject to the Class AV-1 Cap described herein.
|X| The pass-through rate on the Class AF-5 Certificates will increase by 0.50% per annum after the Optional Termination Date. The margin on the Class AV-1 Certificates, which will be set at pricing, will double after the Optional Termination Date.
|X| The Class M-1, Class M-2, and Class M-3 Certificates are not expected to receive principal distributions until the Stepdown Date, as defined herein. The Class B Certificates may receive principal distributions prior to the Stepdown Date only to the extent excess interest is available for such purpose.
|X| A reserve fund, funded by a yield maintenance agreement, will be established to support the Class AV-1 Certificates.


                                  Pricing Speed
                                  -------------


Fixed Rate Mortgage Loans:              100% PPC assumes 22% HEP.
--------------------------

Adjustable Rate Mortgage Loans:         100% PPC assumes 28% CPR.
------------------------------


                                    Contacts
                                    --------

    Syndicate                   Phone           E-mail
    ---------                   -----           ------
    Blake O'Connor          (704) 383-7727      blake.oconnor@wachovia.com

    Trading
    -------
    Chris Choka             (704) 383-8267      chris.choka@wachovia.com

    Mortgage Finance
    ----------------
    Mike Ciuffo             (704) 715-1170      michael.ciuffo@wachovia.com
    Sharvin Setoodeh        (704) 715-7632      sharvin.setoodeh@wachovia.com
    Jon Riber               (704) 383-7203      jon.riber @wachovia.com
    Dane Smith              (704) 715-8141      dane.smith@wachovia.com

    Structuring
    -----------
    Serkan Erikci           (704) 715-1263      serkan.erikci@wachovia.com


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                                       3

Subject to Revision - Computational Materials Dated April 11, 2003

                              SUMMARY OF TERMS
                              ----------------

Title of Securities:          Mortgage Pass-Through Certificates, Series 2003-2.

Trust:                        Equity One Mortgage Pass-Through Trust 2003-2.

Offered Certificates:         Class AF-1,  Class AF-2,  Class AF-3,  Class AF-4,
                              Class AF-5 (the "Class AF Certificates") and Class
                              AV-1 (the "Class AV-1  Certificates"  and together
                              with  the  Class  AF  Certificates,   the  "Senior
                              Certificates");  Class M-1,  Class M-2,  and Class
                              M-3 Certificates (the "Class M Certificates"); and
                              Class B Certificates (the "Class B Certificates" and together with the Class M Certificates, the "Subordinated Certificates").

Non-Offered Certificates:     Class R and Class X Certificates.

Seller:                       Equity One, Inc. and certain of its affiliates.

Servicer:                     Equity One, Inc.

Depositor:                    Equity One ABS, Inc.

Trustee & Custodian:          JPMorgan Chase Bank.

Rating Agencies:              Moody's  Investors  Service,   Inc.   ("Moody's"),
                              Standard and Poor's  Rating  Services  ("S&P") and
                              Fitch Ratings ("Fitch").

Underwriter:                  Wachovia Securities, Inc.

Closing Date:                 On or about April [30], 2003.

Registration:                 DTC,  Clearstream,  Luxembourg  and the  Euroclear
                              System.

Accrued Interest:             The  Class   AF-1,   Class   AV-1,   and  Class  B
                              Certificates  will settle with no accrued interest
                              (settle  flat) and the  Class  AF-2,  Class  AF-3,
                              Class AF-4,  Class AF-5, Class M-1, Class M-2, and
                              Class M-3 Certificates will settle with accrued interest.

Distribution Date:            The  25th of each  month,  or if such day is not a
                              business day, the next succeeding business day, commencing May 27, 2003.


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                                       4

Subject to Revision - Computational Materials Dated April 11, 2003


Record Date:                  With  respect to the Class AF-1,  Class AV-1,  and
                              Class B Certificates,  the last business day prior
                              to the applicable  Distribution Date. With respect
                              to the Class AF-2,  Class AF-3,  Class AF-4, Class
                              AF-5,   Class  M-1,   Class  M-2,  and  Class  M-3
                              Certificates,  the last  business day in the month
                              preceding the applicable  Distribution  Date. With
                              respect to the Class AF-1, Class AV-1, and Class B
                              Certificates,   the  Record  Date  for  the  first
                              Distribution Date is May 23, 2003. With respect to
                              the Class  AF-2,  Class AF-3,  Class  AF-4,  Class
                              AF-5,   Class  M-1,   Class  M-2,  and  Class  M-3
                              Certificates,   the  Record  Date  for  the  first
                              Distribution Date is the Closing Date.

Payment Delay:                None for the Class AF-1,  Class AV-1,  and Class B
                              Certificates and 24 days for the Class AF-2, Class
                              AF-3,  Class AF-4,  Class AF-5,  Class M-1,  Class
                              M-2, and Class M-3 Certificates.

Day Count:                    With  respect to the Class AF-1,  Class AV-1,  and
                              Class B Certificates, actual/360, and with respect
                              to the Class AF-2,  Class AF-3,  Class AF-4, Class
                              AF-5,   Class  M-1,   Class  M-2,  and  Class  M-3
                              Certificates, 30/360.

Trustee Fee:                  With  respect  to  each  Distribution   Date,  the
                              Trustee will be entitled to a Trustee Fee equal to 1/12 of 0.02% of the aggregate principal balance of the mortgage loans, plus any reimbursable amounts.

Servicing Fee:                With  respect  to  each  Distribution   Date,  the
                              Servicer will be entitled to a Servicing Fee equal
                              to  1/12  of  0.50%  of  the  aggregate  principal
                              balance   of  the   mortgage   loans,   plus   any
                              reimbursable amounts.

Optional Termination Date:    Any  Distribution  Date  on  or  after  which  the
                              aggregate principal balance of the mortgage loans declines to 10% or less of the aggregate principal balance of the mortgage loans as of the Cut-off
                              Date (the "Cut-off Date Principal Balance").

Denomination:                 $25,000  minimum  and  multiples  of $1 in  excess
                              thereof.

ERISA Eligibility:            The  Offered  Certificates  may  be  purchased  by
                              employee benefit plans that are subject to ERISA, so long as certain conditions are met.

SMMEA: The Offered Certificates will not be "mortgage related securities" under SMMEA.


Tax Status:                   The Trust  will elect to be treated as one or more
                              real   estate   mortgage    investment    conduits
                              ("REMICs")  for federal  income tax purposes.  The
                              Offered Certificates, excluding any associated rights to receive payments from the Net WAC Cap
                              Account or the reserve fund, will be designated as regular interests in a REMIC. Certificateholders will include interest on the Offered Certificates as income in accordance with an accrual method of accounting.

Cut-off Date:                 Close of business on March 31, 2003.

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                                       5

Subject to Revision - Computational Materials Dated April 11, 2003

Mortgage Loans:               The  mortgage  loan pool will  consist  of [4,297]
                              closed-end   mortgage   loans  with  an  aggregate
                              principal       balance      of      approximately
                              $[501,410,888.52]  (the "Total Mortgage Loans") as
                              of the Cut-off Date. The Total Mortgage Loans will
                              be divided into two loan groups, Group I and Group
                              II.  Mortgage  loans  that  comprise  Group  I are
                              referred to herein as the "Group I Mortgage Loans"
                              and  mortgage  loans  that  comprise  Group II are
                              referred  to  herein  as the  "Group  II  Mortgage
                              Loans." The Group I Mortgage Loans will consist of
                              [2,745]   fixed  rate   mortgage   loans  with  an
                              aggregate   principal   balance  of  approximately
                              $[303,072,053.17]  as of  the  Cut-off  Date.  The
                              Group II  Mortgage  Loans will  consist of [1,552]
                              adjustable  rate mortgage  loans with an aggregate
                              principal       balance      of      approximately
                              $[198,338,835.35]  as of  the  Cut-off  Date.  The
                              Group II Mortgage Loans conform to agency loan balance limits.

                              The Group I Mortgage Loans are secured by first and second liens on one- to eight-family dwellings. The Group II Mortgage Loans are secured by first liens on one- to four-family dwellings.

                              None of the Mortgage Loans were originated in Georgia. Additionally, none of the Mortgage Loans are High Cost Mortgage Loans pursuant to the Home Ownership and Equity Protection Act of 1994 ("HOEPA").

                              The Class AF Certificates represent an interest in the Group I Mortgage Loans. The Class AV-1 Certificates represent an interest in the Group II Mortgage Loans. The Class M-1, Class M-2, Class M-3, and Class B Certificates represent an interest in both the Group I Mortgage Loans and the Group II Mortgage Loans.

                              The collateral information presented in these Computational Materials regarding the mortgage loan pool is approximate and is as of the Cut-off Date, unless indicated otherwise.

Servicer Advances:            The  Servicer  is  required  to advance  scheduled
                              principal and interest (net of the Servicing Fee) for any delinquent mortgage loan, but is not required to make any advance that it deems to be non-recoverable.

Collection Period:            With respect to any  Distribution  Date, means the
                              calendar month prior to the month in which such Distribution Date occurs.

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                                       6

Subject to Revision - Computational Materials Dated April 11, 2003

Credit Enhancement:           Credit  enhancement  will be  provided  by  excess
                              interest, overcollateralization and subordination.
                              In addition, the Trust will include a yield maintenance agreement for the benefit of the Class
                              AV-1 Certificates.

                              Excess Interest. The weighted average mortgage interest rate on the mortgage loans is generally expected to be higher than the sum of (a) the Servicing Fee, (b) the Trustee Fee and (c) the weighted average pass-through rate on the certificates, resulting in excess interest. On each Distribution Date, excess interest generated during the related Collection Period will be available to cover losses and to build or maintain overcollateralization on such Distribution Date.

                              Overcollateralization. Excess interest from the related mortgage loans will be applied, to the extent available, to make accelerated payments of principal to the related certificates then entitled to receive payments of principal. Such application will cause the aggregate principal balance of those certificates to amortize more rapidly than the principal balance of the related
                              mortgage        loans,         resulting        in
                              overcollateralization.  Overcollateralization,  to
                              the extent it is  available  will be used to cover
                              losses      on      the      mortgage       loans.
                              Overcollateralization shall initially be zero and build to a target amount described in the following paragraph.

                              Prior to the Stepdown Date, the Targeted Overcollateralization Amount shall equal the sum of (a) approximately [4.00]% of the Cut-off Date Principal Balance and (b) the cumulative amounts paid to the Class B Certificates on prior distribution dates pursuant to clause seventeenth under "PRINCIPAL DISTRIBUTIONS - Application of Monthly Excess Cashflow Amounts."

                              On and after the Stepdown Date, the Targeted Overcollateralization Amount shall equal the lesser of
                                (1) the sum of (a) approximately  [4.00]% of the
                                    Cut-off Date  Principal  Balance and (b) the
                                    cumulative  amounts  paid  to  the  Class  B
                                    Certificates  on  prior  distribution  dates
                                    pursuant   to   clause   seventeenth   under
                                    "PRINCIPAL  DISTRIBUTIONS  - Application  of
                                    Monthly Excess Cashflow Amounts"; and
                                (2) the   greater   of  (x)  (a)   approximately
                                    [12.00]% of the aggregate  principal balance
                                    of the mortgage  loans as of the last day of
                                    the related  Collection  Period less (b) the
                                    original  certificate  principal  balance of
                                    the Class B Certificates less the cumulative
                                    amounts paid to the Class B Certificates  on
                                    prior  distribution dates pursuant to clause
                                    seventeenth under "PRINCIPAL DISTRIBUTIONS -
                                    Application  of  Monthly   Excess   Cashflow
                                    Amounts" and (y) [0.50]% of the Cut-off Date
                                    Principal Balance.

                              Subordination. The Class M-1, Class M-2, Class M-3, and Class B Certificates are subordinate to and provide credit enhancement for the Senior Certificates. The Class M-2, Class M-3, and Class B Certificates are subordinate to and provide credit enhancement for the Class M-1 Certificates. The Class M-3 and Class B Certificates are subordinate to and provide credit enhancement for the Class M-2 Certificates. The Class B Certificates are subordinate to and provide credit enhancement for the Class M-3 Certificates. The table below shows the expected credit enhancement for each class of Offered Certificates.

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                                       7

Subject to Revision - Computational Materials Dated April 11, 2003

                              --------------------------------------------------
                                            Initial Credit     Target Credit
                                          Enhancement(2)(3)   Enchancement(2)(3)
                              --------------------------------------------------
                              Class A(1)        16.00%          40.00%
                              Class M-1          9.50%          27.00%
                              Class M-2          4.25%          16.50%
                              Class M-3          2.00%          12.00%
                              Class B              -             8.00%
                              --------------------------------------------------

                              (1) Comprised of the Class AF Certificates and the
                              Class  AV-1   Certificates
                              (2) Approximate
                              (3) Includes Overcollateralization

Yield Maintenance Agreement:  The  trust  will   include  a  yield   maintenance
                              agreement between a third party and the Trustee on
                              behalf  of  the   holders   of  the   Class   AV-1
                              Certificates. Payments under the yield maintenance
                              agreement  will be deposited  into a reserve fund.
                              On  each  Distribution  Date,  to  the  extent  of
                              amounts  in  the  reserve  fund,   funds  will  be
                              withdrawn from the reserve fund and distributed to the Class AV-1 Certificates to cover any interest and principal that was not covered by collections on the related mortgage loans, excess interest and to cover certain amounts owed to the Class AV-1
                              Certificates from prior Distribution Dates as a result of limiting their pass-through rate to the Class AV-1 Cap.


                              INTEREST DISTRIBUTIONS
                              ----------------------

Interest Accrual Period:      For  each  Distribution  Date  and  each  class of
                              Offered  Certificates,  other than the Class AF-1,
                              Class AV-1, and Class B Certificates, the Interest
                              Accrual Period will be from and including the first day of the calendar month preceding the related Distribution Date to and including the last day of such month, and all calculations of interest will be made on the basis of a 360-day year assumed to consist of twelve 30-day months.

                              With respect to the Class AF-1, Class AV-1, and Class B Certificates, the Interest Accrual Period for any Distribution Date will be the period from the preceding Distribution Date (or in the case of the first Distribution Date, from the Closing
                              Date) to the day prior to related Distribution Date, and all calculations of interest will be made on the basis of the actual number of days in the Interest Accrual Period and a 360-day year.

Interest Distributions:       On each Distribution  Date,  interest collected on
                              the  mortgage   loans  will  be  remitted  in  the
                              following   order  of  priority,   to  the  extent
                              available:

                              I. that portion of available funds consisting of the Group I Interest Remittance amount for such Distribution Date:

                              (i) to the Trustee, the Trustee Fee and any unpaid amounts owed to the Trustee in respect of the Group I Mortgage Loans;

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                                       8

Subject to Revision - Computational Materials Dated April 11, 2003

                              (ii) to the Servicer, the Servicer Fee and any unpaid amounts owed to the Servicer in respect of the Group I Mortgage Loans;

                              (iii) concurrently to the Class AF-1, Class AF-2, Class AF-3, Class AF-4, and Class AF-5 Certificates, pro rata, the applicable Interest Distribution Amount for such Distribution Date;

                              (iv) concurrently to the Class AF-1, Class AF-2, Class AF-3, Class AF-4, and Class AF-5 Certificates, pro rata, the applicable unpaid interest amounts, if any;

                              (v) to the Class AV-1 Certificates, an amount equal to the excess, if any, of (x) the amount required to be distributed pursuant to clause II(iii) and clause II(iv) for such Distribution Date over (y) the amount actually distributed pursuant to those clauses from the related Interest Remittance Amount and not otherwise paid;

                              II. that portion of available funds consisting of the Group II Interest Remittance Amount for such Distribution Date:

                              (i) to the Trustee, the Trustee Fee and any unpaid amounts owed to the Trustee in respect of the Group II Mortgage Loans;

                              (ii) to the Servicer, the Servicer Fee and any unpaid amounts owed to the Servicer in respect of the Group II Mortgage Loans;

                              (iii)  to  the  Class   AV-1   Certificates,   the
                              applicable Interest Distribution Amount for such Distribution Date;

                              (iv)  to  the   Class   AV-1   Certificates,   the
                              applicable unpaid interest amounts, if any;

                              (v) to the Class AF Certificates, an amount equal to the excess, if any, of (x) the amount required to be distributed pursuant to clause I(iii) and clause I(iv) for such Distribution Date over (y) the amount actually distributed pursuant to those clauses from the related Interest Remittance Amount and not otherwise paid;

                              III. that portion of available funds consisting of the Group I Interest Remittance Amount and the Group II Interest Remittance Amount for such Distribution Date remaining after the distributions in clauses I and II above, as follows:

                              first,   to  the  Class  M-1   Certificates,   the
                              applicable Interest Distribution Amount for such Distribution Date;

                              second,  to  the  Class  M-2   Certificates,   the
                              applicable Interest Distribution Amount for such Distribution Date;

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                                       9
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                              third,   to  the  Class  M-3   Certificates,   the
                              applicable Interest Distribution Amount for such Distribution Date;

                              fourth,   to  the   Class  B   Certificates,   the
                              applicable Interest Distribution Amount for such Distribution Date; and

                              fifth, any remaining amount to be applied as the "Monthly Excess Interest Amount" described herein.

Interest Distribution Amount: For each  class of Offered  Certificates  and each
                              Distribution Date, the "Interest Distribution Amount" means an amount equal to the interest accrued during the related Interest Accrual Period at the related Pass-Through Rate on the certificate principal balance of such class of certificates, minus such class' share of shortfalls caused by the Relief Act or prepayment interest shortfalls not covered by the Servicer for such Distribution Date.

Interest Remittance           With  respect  to any  Distribution  Date and loan
Amount:                       group,  that portion of  available  funds for such
                              Distribution   Date   attributable   to   interest
                              received or advanced with respect to the loans of such loan group.

Class AV-1 Cap:               For any  Distribution  Date will  equal the sum of
                              (i) the Pool Cap and (ii) a fraction (expressed as
                              a  percentage)  (A) the  numerator of which is the
                              lesser of (1) the product of the  excess,  if any,
                              of the weighted  average Net Mortgage  Rate of the
                              Group II Mortgage  Loans over the Pool Cap and the
                              aggregate  certificate  principal  balance  of the
                              Class AV-1 Certificates (prior to the distribution
                              of any  principal on such  Distribution  Date) and
                              (2) the sum of (a) the product of the  excess,  if
                              any, of the Pool Cap over the weighted  average of
                              the Pass-Through Rates of the Certificates  (other
                              than  the  Class  AV-1 and  Class X  Certificates)
                              (weighted   on  the  basis  of  their   respective
                              certificate   principal   balances  prior  to  the
                              distribution of any principal on such Distribution
                              Date) and the aggregate certificate principal balance of the Certificates (other than the Class
                              AV-1 and Class X Certificates) and (b) the product of the Pool Cap and the overcollateralization amount for such Distribution Date (adjusted to account for the actual number of days in the Interest Accrual Period) and (B) the denominator of which is the aggregate certificate principal balance of the Class AV-1 Certificates.

Pool Cap:                     For any Distribution  Date will equal the weighted
                              average of the Net Mortgage Rates, weighted on the basis of the mortgage loan balances as of the first day of the related Collection Period. The
                              "Net Mortgage Rate" of any mortgage loan is its mortgage rate, less the sum of the Servicing Fee and the Trustee Fee.

Class AV-1 Carryover:         With respect to any Distribution Date on which the
                              Pass Through Rate for the Class AV-1  Certificates
                              is subject  to the Class AV-1 Cap,  the Class AV-1
                              Certificates  will be entitled  to  receive,  from
                              amounts    otherwise   paid   to   the   Class   X
                              Certificates,  an amount  equal to the  product of
                              (a) the excess of (i) the Pass-Through Rate that class would have received if they were not subject to the Class AV-1 Cap (subject to a maximum rate of [14]%), minus (ii) the Class AV-1 Cap, and (b) the certificate principal balance.

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                                       10
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Class AF-1 Carryover:         With respect to any Distribution Date on which the
                              Class AF-1 Pass-Through Rate is subject to the Pool Cap, the Class AF-1 Certificates will be entitled to receive, from amounts otherwise paid to the Class X Certificates, an amount equal to
                              the   product   of  (a)  the  excess  of  (i)  the
                              Pass-Through Rate the Class AF-1 Certificates would have received if they were not subject to the Pool Cap (subject to a maximum rate of [10]%), minus (ii) the Pool Cap, and (b) the certificate principal balance of the Class AF-1 Certificates.

Class B Carryover:            With respect to any Distribution Date on which the
                              Class B  Pass-Through  Rate is subject to the Pool
                              Cap, the Class B Certificates will be entitled to receive, from amounts otherwise paid to the Class
                              X Certificates,  an amount equal to the product of
                              (a) the excess of (i) the Pass-Through Rate the Class B Certificates would have received if they were not subject to the Pool Cap (subject to a maximum rate of [14]%), minus (ii) the Pool Cap, and (b) the certificate principal balance of the Class B Certificates.

Pass-Through Rate:            With  respect to the Class AF-1,  Class AV-1,  and
                              Class B Certificates and any Distribution  Date, a
                              per annum  rate equal to  One-Month  LIBOR for the
                              related  Interest  Accrual  Period  plus a margin,
                              which  will  be set  at  pricing,  subject  to the
                              related cap. With respect to the Class AF-2, Class
                              AF-3,  Class AF-4,  Class AF-5,  Class M-1,  Class
                              M-2,   and   Class   M-3   Certificates   and  any
                              Distribution Date, a per annum rate, which will be fixed at pricing, subject to the related cap.

                              After the Optional Termination Date, the pass-through rate on the Class AF-5 Certificates will increase by 0.50% per annum and the margin on the Class AV-1 Certificates will double.

                              PRINCIPAL DISTRIBUTIONS
                              -----------------------

                              General: As of any Distribution Date before the Stepdown Date or if a Trigger Event is in effect, the Class AF-1, Class AF-2, Class AF-3, Class AF-4, and Class AF-5 Certificates will be entitled to receive the Class AF Principal Distribution Amount for such Distribution Date and the Class AV-1 Certificates will be entitled to receive the Class AV-1 Principal Distribution Amount in the priorities described below, until the certificate principal balances thereof have been reduced to zero.

Class AF Principal            With respect to any Distribution  Date on or after
Distribution Amount:          the Stepdown  Date and as long as a Trigger  Event
                              is not in effect,  the lesser of (a) the aggregate
                              of the Class Certificate  Balances of the Class AF
                              Certificates    immediately    prior    to    that
                              Distribution Date and (b) the product of (x) the Allocation Percentage of the Group I Loans and (y) the Senior Principal Distribution Amount.

Class AV-1 Principal          With respect to any Distribution  Date on or after
Distribution Amount:          the Stepdown  Date and as long as a Trigger  Event
                              is not in  effect,  the  lesser  of (a) the  Class
                              Certificate Balance of the Class AV-1 Certificates immediately prior to that Distribution Date and
                              (b) the product of (x) the Allocation Percentage of the Group II Loans and (y) the Senior Principal
                              Distribution Amount.


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                                       11
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Subject to Revision - Computational Materials Dated April 11, 2003

Class M-1 Principal           As  of  any  Distribution  Date  on or  after  the
Distribution Amount:          Stepdown  Date and as long as a  Trigger  Event is
                              not in effect, the excess of (x) the sum of (i) the sum of the certificate principal balances of the Senior Certificates (after taking into account the payment of the Senior Certificate Principal
                              Distribution Amount on such Distribution Date) and
                              (ii) the certificate principal balance of the Class M-1 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately [73.00]% and (ii) the Pool Balance as of the last day of the related
                              Collection Period and (B) the Pool Balance as of the last day of the related Collection Period minus the product of (i) approximately 0.50% and
                              (ii) the Pool Balance as of the Cut-off Date.

Class M-2 Principal           As  of  any  Distribution  Date  on or  after  the
Distribution Amount:          Stepdown  Date and as long as a  Trigger  Event is
                              not in  effect,  the  excess of (x) the sum of (i)
                              the sum of the certificate  principal  balances of
                              the Senior Certificates (after taking into account
                              the  payment of the Senior  Certificate  Principal
                              Distribution  Amount on such  Distribution  Date),
                              (ii)  the  certificate  principal  balance  of the
                              Class M-1 Certificates  (after taking into account
                              the   payment   of   the   Class   M-1   Principal
                              Distribution Amount on such Distribution Date) and
                              (iii) the certificate principal balance of the Class M-2 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately [83.50]% and (ii) the Pool Balance as of the last day of the related
                              Collection Period and (B) the Pool Balance as of the last day of the related Collection Period minus the product of (i) approximately 0.50% and
                              (ii) the Pool Balance as of the Cut-off Date.

Class M-3 Principal           As  of  any  Distribution  Date  on or  after  the
Distribution Amount:          Stepdown  Date and as long as a  Trigger  Event is
                              not in  effect,  the  excess of (x) the sum of (i)
                              the sum of the certificate  principal  balances of
                              the Senior Certificates (after taking into account
                              the  payment of the Senior  Certificate  Principal
                              Distribution  Amount on such  Distribution  Date),
                              (ii)  the  certificate  principal  balance  of the
                              Class M-1 Certificates  (after taking into account
                              the   payment   of   the   Class   M-1   Principal
                              Distribution  Amount on such  Distribution  Date),
                              (iii) the  certificate  principal  balance  of the
                              Class M-2 Certificates  (after taking into account
                              the   payment   of   the   Class   M-2   Principal
                              Distribution Amount on such Distribution Date) and
                              (iv) the certificate principal balance of the Class M-3 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately [88.00]% and (ii) the Pool Balance as of the last day of the related
                              Collection Period and (B) the Pool Balance as of the last day of the related Collection Period minus the product of (i) approximately 0.50% and
                              (ii) the Pool Balance as of the Cut-off Date.

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                                       12
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Class B Principal             As  of  any  Distribution  Date  on or  after  the
Distribution Amount:          Stepdown  Date and as long as a  Trigger  Event is
                              not in  effect,  the  excess of (x) the sum of (i)
                              the sum of the certificate  principal  balances of
                              the Senior Certificates (after taking into account
                              the  payment of the Senior  Certificate  Principal
                              Distribution  Amount on such  Distribution  Date),
                              (ii)  the  certificate  principal  balance  of the
                              Class M-1 Certificates  (after taking into account
                              the   payment   of   the   Class   M-1   Principal
                              Distribution  Amount on such  Distribution  Date),
                              (iii) the  certificate  principal  balance  of the
                              Class M-2 Certificates  (after taking into account
                              the   payment   of   the   Class   M-2   Principal
                              Distribution  Amount on such  Distribution  Date),
                              (iv)  the  certificate  principal  balance  of the
                              Class M-3 Certificates  (after taking into account
                              the   payment   of   the   Class   M-3   Principal
                              Distribution Amount on such Distribution Date), and (v) the certificate principal balance of the Class B Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately [92.00]% and (ii) the Pool Balance as of the last day of the related
                              Collection Period and (B) the Pool Balance as of the last day of the related Collection Period minus the product of (i) approximately 0.50% and
                              (ii) the Pool Balance as of the Cut-off Date.

Senior Principal              As  of  any  Distribution  Date  on or  after  the
Distribution Amount:          Stepdown  Date and as long as a  Trigger  Event is
                              not in  effect,  the  excess of (x) the sum of the
                              certificate   principal  balances  of  the  Senior
                              Certificates    immediately    prior    to    such
                              Distribution Date over (y) the lesser of (A) the product of (i) approximately [60.00]% and (ii) the Pool Balance as of the last day of the related
                              Collection Period and (B) the Pool Balance as of the last day of the related Collection Period minus the product of (i) approximately 0.50% and
                              (ii) the Pool Balance as of the Cut-off Date.

Pool Balance:                 As of any Distribution Date, the sum of the unpaid
                              principal balances of the Group I Mortgage Loans and the Group II Mortgage Loans.

Extra Principal Distribution  As of any Distribution Date, the lesser of (x) the
Amount:                       Monthly   Excess    Interest   Amount   for   such
                              Distribution       Date      and      (y)      the
                              Overcollateralization Deficiency for such Distribution Date.

Basic Principal               With respect to any  Distribution  Date and group,
Distribution Amount:          (i) the related Principal  Remittance Amount minus
                              (ii) the Overcollateralization  Release Amount, if
                              any,   multiplied   by  the   related   Allocation
                              Percentage.

Allocation Percentage:        With respect to any  Distribution  Date and group,
                              the percentage equivalent of a fraction, the numerator of which is (i) the related Principal
                              Remittance Amount for such Distribution Date, and the denominator of which is (ii) the aggregate
                              Principal Remittance Amount for all loan groups for such Distribution Date.

Overcollateralization         As of any Distribution  Date, the excess,  if any,
Deficiency:                   of (x) the Targeted  Overcollateralization  Amount
                              for   such   Distribution   Date   over   (y)  the
                              overcollateralization amount for such Distribution
                              Date,  calculated  for this  purpose  after taking
                              into account the  reduction  on such  Distribution
                              Date of the certificate  principal balances of all
                              classes  of   Certificates   resulting   from  the
                              distribution of the Principal  Distribution Amount
                              (but not the Extra Principal Distribution Amount) on such Distribution Date, but prior to taking into account any applied realized loss amounts on such Distribution Date.

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                                       13
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Subject to Revision - Computational Materials Dated April 11, 2003

Overcollateralization         With respect to any Distribution  Date on or after
Release Amount:               the Stepdown  Date and as long as a Trigger  Event
                              is not in effect,  the lesser of (x) the Principal
                              Remittance  Amount for such  Distribution Date and
                              (y)   the    excess,    if   any,   of   (i)   the
                              overcollateralization amount for such Distribution
                              Date,   assuming   that  100%  of  the   Principal
                              Remittance   Amount  is  applied  as  a  principal
                              payment on the  Certificates on such  Distribution
                              Date, over (ii) the Targeted Overcollateralization
                              Amount for such Distribution Date. With respect to
                              any Distribution  Date on which a Trigger Event is
                              in  effect,  the   Overcollateralization   Release
                              Amount will be zero.

Principal                     With respect to any  Distribution  Date and group,
Distribution Amount:          the  sum  of  (i)  the  related  Basic   Principal
                              Distribution  Amount and (ii) the Extra  Principal
                              Distribution Amount for such Distribution Date multiplied by the related Allocation Percentage.

Principal Remittance Amount:  With respect to any  Distribution  Date and group, the amount described in the Pooling and Servicing Agreement.

Stepdown Date:                The earlier to occur of (i) the Distribution  Date
                              on  which  the  aggregate   certificate  principal
                              balance of the Senior Certificates is reduced to zero, and (ii) the later to occur of (a) the Distribution Date in May 2006 and (b) the first
                              Distribution Date on which the Senior  Enhancement
                              Percentage  is greater than or equal to the Senior
                              Specified Enhancement Percentage.

Senior Enhancement            For  any  Distribution   Date  is  the  percentage
Percentage:                   obtained  by  dividing  (x)  the  sum of  (i)  the
                              aggregate  certificate  principal  balance  of the
                              Subordinated    Certificates    and    (ii)    the
                              overcollateralization  amount, in each case before
                              taking  into  account  the   distribution  of  the
                              Principal Distribution Amount on such Distribution
                              Date by (y) the Pool Balance as of the last day of the related Collection Period.

Senior Specified              On  any  date  of   determination   thereof  means
Enhancement Percentage:       approximately [40.00]%.


Trigger Event:                A "Trigger  Event" will be deemed to have occurred
                              upon the occurrence of certain pool performance related events as specified in the Pooling and Servicing Agreement.

Principal Distributions       I. On each  Distribution  Date  (a)  prior  to the
on the Certificates:          Stepdown  Date or (b) on which a Trigger  Event is
                              in effect,  distributions  in respect of principal
                              to  the   extent   of  the   Group   I   Principal
                              Distribution Amount will be made in the following amounts and order of priority:

                              (i) to the Class AF-1, Class AF-2, Class AF-3, Class AF-4, and Class AF-5 Certificates, in that order, until the respective certificate principal balances thereof have been reduced to zero; and

                              (ii) after taking into account the distributions made pursuant to clause II(i) below on such Distribution Date, to the Class AV-1 Certificates, until the certificate principal balance thereof has been reduced to zero.

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                                       14
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Subject to Revision - Computational Materials Dated April 11, 2003

                              II. On each Distribution Date (a) prior to the Stepdown Date or (b) on which a Trigger Event is in effect, distributions in respect of principal to the extent of the Group II Principal Distribution Amount will be made in the following amounts and order of priority:

                              (i) to the Class AV-1 Certificates, until the certificate principal balance thereof has been reduced to zero; and

                              (ii) after taking into account the distributions made pursuant to clause I(i) on such Distribution Date, to the Class AF Certificates (in the order in clause I(i) above) until the certificate principal balances thereof have been reduced to zero.

                              III. On each Distribution Date (a) prior to the Stepdown Date or (b) on which a Trigger Event is in effect, distributions in respect of principal to the extent of the Group I Principal Distribution Amount and the Group II Principal Distribution Amount remaining after the distributions in clauses I and II above will be made in the following amounts and order of priority:

                              (i) to the Class M-1 Certificates, until the certificate principal balance thereof has been reduced to zero;

                              (ii) to the Class M-2 Certificates, until the certificate principal balance thereof has been reduced to zero;

                              (iii) to the Class M-3 Certificates, until the certificate principal balance thereof has been reduced to zero;

                              (iv) to the Class B Certificates, until the certificate principal balance thereof has been reduced to zero.

                              IV. On each Distribution Date (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, distributions in respect of principal to the extent of the Group I Principal Distribution Amount will be made in the following amounts and order of priority:

                              (i) the Class AF Principal Distribution Amount to the Class AF-1, Class AF-2, Class AF-3, Class AF-4, and Class AF-5 Certificates, in that order, until their respective certificate principal balances have been reduced to zero;

                              (ii) an amount equal to the excess, if any, of the Senior Certificate Principal Distribution Amount over the amounts distributed pursuant to V(i) on such Distribution Date, to the Class AV-1 Certificates, until the certificate principal balance thereof has been reduced to zero.

                              V. On each Distribution Date (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, distributions in respect of principal to the extent of the Group II Principal Distribution Amount will be made in the following amounts and order of priority:

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                                       15
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Subject to Revision - Computational Materials Dated April 11, 2003

                              (i) the Class AV-1 Principal Distribution Amount to the Class AV-1 Certificates, until the certificate principal balance thereof has been reduced to zero;

                              (ii) an amount equal to the excess, if any, of the Senior Certificate Principal Distribution Amount over the amounts distributed pursuant to IV(i) on such Distribution Date, concurrently to the holders of the Class AF Certificates (in the order in clause IV(i)) until the respective certificate principal balances thereof have been reduced to zero.

                              VI. On each Distribution Date (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, distributions in respect of principal to the extent of the Group I Principal Distribution Amount and the Group II Principal Distribution Amount remaining after the distributions in clauses IV and V above will be made in the following amounts and order of priority:

                              (i) to the Class M-1 Certificates, the Class M-1 Principal Distribution Amount, until the certificate principal balance thereof has been reduced to zero;

                              (ii) to the Class M-2 Certificates, the Class M-2 Principal Distribution Amount, until the certificate principal balance thereof has been reduced to zero;

                              (iii) to the Class M-3 Certificates, the Class M-3 Principal Distribution Amount, until the certificate principal balance thereof has been reduced to zero; and

                              (iv) to the Class B Certificates, the Class B Principal Distribution Amount, until the certificate principal balance thereof has been reduced to zero.


Principal Distributions on    The  Class   M-1,   Class   M-2,   and  Class  M-3
on the Subordinated           Certificates are not expected to receive principal
Certificates                  distributions  until the Stepdown Date, as defined
                              herein. The Class B Certificates may receive principal distributions prior to the Stepdown Date only to the extent excess interest is available for such purpose.

Application of Monthly        On any  Distribution  Date, the sum of the Monthly
Excess Cashflow Amounts:      Excess Interest Amount, the  Overcollateralization
                              Release  Amount and any  portion of the  aggregate
                              Principal     Distribution     Amount     (without
                              duplication)     remaining     after     principal
                              distributions  on the Offered  Certificates is the
                              "Monthly   Excess  Cashflow   Amount",   which  is
                              required to be applied in the  following  order of
                              priority    (the    "Monthly    Excess    Cashflow
                              Allocation") on such Distribution Date:

                              first, to the Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5, and Class AV-1 Certificates, pro rata, any remaining applicable Interest Distribution Amount for such Distribution Date;

                              second, to the Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5, and Class AV-1 Certificates, pro rata, the remaining unpaid interest amounts for such classes, if any;

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                                       16

Subject to Revision - Computational Materials Dated April 11, 2003

                              third, to fund the Extra Principal Distribution Amount for such Distribution Date;

                              fourth,  to  the  Class  M-1   Certificates,   any
                              remaining Interest Distribution Amount for such Distribution Date;

                              fifth,   to  the  Class  M-1   Certificates,   the
                              applicable unpaid interest amounts, if any;

                              sixth,   to  the  Class  M-1   Certificates,   the
                              applicable applied realized loss amount for such Distribution Date;

                              seventh,  to  the  Class  M-2  Certificates,   any
                              remaining Interest Distribution Amount for such Distribution Date;

                              eighth,  to  the  Class  M-2   Certificates,   the
                              applicable unpaid interest amounts, if any;

                              ninth,   to  the  Class  M-2   Certificates,   the
                              applicable applied realized loss amount for such Distribution Date;

                              tenth,   to  the  Class  M-3   Certificates,   any
                              remaining Interest Distribution Amount for such Distribution Date;

                              eleventh, to the Class M-3 Certificates, the applicable unpaid interest amounts, if any;

                              twelfth,  to  the  Class  M-3  Certificates,   the
                              applicable applied realized loss amount for such Distribution Date;

                              thirteenth, to the Class B Certificates, any remaining Interest Distribution Amount for such Distribution Date;

                              fourteenth, to the Class B Certificates, the applicable unpaid interest amounts, if any;

                              fifteenth,  to  the  Class  B  Certificates,   the
                              applicable applied realized loss amount for such Distribution Date;

                              sixteenth, from amounts payable to the Class X Certificates, any Class AV-1 Carryover, Class AF-1 Carryover, or Class B Carryover in the order specified in the Pooling and Servicing Agreement;

                              seventeenth, to the Class B Certificates, any remaining amounts, until the aggregate of the certificate principal balance of the Class B Certificates thereof has been reduced to zero; and

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                                       17

Subject to Revision - Computational Materials Dated April 11, 2003

                              eighteenth, to fund distributions to the holders of the Class X and Class R Certificates in the amounts specified in the Pooling and Servicing Agreement.

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                                       18

Subject to Revision - Computational Materials Dated April 11, 2003

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                              TOTAL MORTGAGE LOANS

# of Mortgage Loans                                     4,297
Aggregate Outstanding Principal Balance       $501,410,888.52
Aggregate Original Principal Balance          $502,952,703.00

                                                      Minimum                      Maximum                           Average
                                                      -------                      -------                           -------
Outstanding Principal Balance                      $19,955.98                  $497,180.88                       $116,688.59
Original Principal Balance                         $20,000.00                  $499,000.00                       $117,047.41

                                                      Minimum                      Maximum                  Weighted Average
                                                      -------                      -------                  ----------------
Original CLTV Ratio                                   12.110%                     100.000%                           84.053%
Mortgage Rate                                          5.400%                      14.600%                            7.998%
Original Term (Months)                                     60                          360                               320
Remaining Term (Months)                                    46                          360                               318
Seasoning (Months)                                          0                           24                                 3
Credit Score                                              499                          813                               632

                                                     Earliest                       Latest
                                                     --------                       ------
Origination Date                                     02/23/01                     03/05/03
Maturity Date                                        01/01/07                     03/01/33

-----------------------------------------------------------------------------------------------------------------------------
                                            % of Aggregate                                                 % of Aggregate
Product Type                              Principal Balance       Geographic Concentration (> 5%)         Principal Balance
Fully Amortizing Fixed Rate                             45.58     California                                           16.38
Fixed Rate Balloon                                      14.86     Illinois                                              6.39
     Subtotal - (Total Fixed Rate)                      60.44     Michigan                                              5.99
Fully Amortizing Adjustable Rate                        39.56     North Carolina                                        5.47
--------------------------------------------------------------    States with < 5% Concentration                       65.77
Total                                                 100.00%     ----------------------------------------------------------
                                                                  Total                                              100.00%

                                            % of Aggregate
Lien Position                             Principal Balance                                                % of Aggregate
First                                                   95.41     Property Type                           Principal Balance
Second                                                   4.59     Single Family                                        83.96
--------------------------------------------------------------    Duplex                                                7.38
Total                                                 100.00%     Condo                                                 3.71
                                                                  6 Family/Units                                        1.17
                                            % of Aggregate        Quadruplex                                            0.95
Loan Purpose                              Principal Balance       Triplex                                               0.62
Cashout                                                 72.33     5 Family/Units                                        0.60
Purchase                                                16.92     Row Home                                              0.54
Refinance (Rate/Term)                                   10.76     Townhouse                                             0.53
--------------------------------------------------------------    8 Family/Units                                        0.39
Total                                                 100.00%     7 Family/Units                                        0.15
                                                                  -----------------------------------------------------------
                                                                  Total                                              100.00%
                                            % of Aggregate
Occupancy Status                          Principal Balance
Owner Occupied                                          92.30
Non-Owner Occupied                                       7.70
--------------------------------------------------------------                                              % of Aggregate
Total                                                 100.00%     Prepayment Penalty Status               Principal Balance
                                                                  Loans with Prepayment Penalty                        84.18
                                                                  Loans without Prepayment Penalty                     15.82
                                             % of Aggregate       -----------------------------------------------------------
Documentation Type                        Principal Balance       Total                                              100.00%
Full Doc                                                80.47
SI                                                      15.65                                              % of Aggregate
AIV                                                      2.96     Year of Origination                     Principal Balance
Lite Doc                                                 0.92     2001                                                  0.57
--------------------------------------------------------------    2002                                                 68.73
Total                                                 100.00%     2003                                                 30.70
                                                                  -----------------------------------------------------------
                                                                  Total                                              100.00%

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                                       19

Subject to Revision - Computational Materials Dated April 11, 2003

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                              TOTAL MORTGAGE LOANS

                                                                                                 Percent of
                                                  Number of               Aggregate               Aggregate
Mortgage Rate (%)                               Mortgage Loans        Principal Balance       Principal Balance
------------------------------------------    -------------------    --------------------    --------------------
 5.001 to  5.500                                               2             $237,140.05                   0.05%
 5.501 to  6.000                                              18            3,049,647.25                    0.61
 6.001 to  6.500                                             120           18,708,359.18                    3.73
 6.501 to  7.000                                             506           75,351,508.08                   15.03
 7.001 to  7.500                                             633           90,138,253.54                   17.98
 7.501 to  8.000                                             976          123,781,919.27                   24.69
 8.001 to  8.500                                             634           75,037,266.19                   14.97
 8.501 to  9.000                                             530           58,724,816.65                   11.71
 9.001 to  9.500                                             248           22,726,349.27                    4.53
 9.501 to 10.000                                             230           15,788,418.97                    3.15
10.001 to 10.500                                             111            5,339,675.61                    1.06
10.501 to 11.000                                             119            4,882,774.40                    0.97
11.001 to 11.500                                              54            2,805,055.94                    0.56
11.501 to 12.000                                              46            2,092,694.87                    0.42
12.001 to 12.500                                              17              800,805.21                    0.16
12.501 to 13.000                                              32            1,248,210.06                    0.25
13.001 to 13.500                                              10              345,779.02                    0.07
13.501 to 14.000                                               8              236,530.36                    0.05
14.001 to 14.500                                               2               90,741.41                    0.02
14.501 to 15.000                                               1               24,943.19                    0.00
------------------------------------------    -------------------    --------------------    --------------------
Total                                                      4,297         $501,410,888.52                 100.00%
==========================================    ===================    ====================    ====================


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--------------------------------------------------------------------------------

Subject to Revision - Computational Materials Dated April 11, 2003

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                              TOTAL MORTGAGE LOANS

                                                                                                 Percent of
                                                  Number of               Aggregate               Aggregate
Combined Loan-to-Value Ratio (%)                Mortgage Loans        Principal Balance       Principal Balance
------------------------------------------    -------------------    --------------------    --------------------
10.01 to   15.00                                               6             $367,393.49                   0.07%
15.01 to   20.00                                               6              303,765.22                    0.06
20.01 to   25.00                                               9              618,655.60                    0.12
25.01 to   30.00                                               4              214,430.25                    0.04
30.01 to   35.00                                              20            1,429,373.10                    0.29
35.01 to   40.00                                              19            1,480,282.93                    0.30
40.01 to   45.00                                              27            2,478,607.56                    0.49
45.01 to   50.00                                              35            3,564,919.34                    0.71
50.01 to   55.00                                              46            5,054,107.41                    1.01
55.01 to   60.00                                              76            7,400,871.80                    1.48
60.01 to   65.00                                             116           12,206,803.53                    2.43
65.01 to   70.00                                             159           18,707,001.27                    3.73
70.01 to   75.00                                             293           34,673,393.99                    6.92
75.01 to   80.00                                             940          115,989,089.32                   23.13
80.01 to   85.00                                             481           61,739,277.59                   12.31
85.01 to   90.00                                             824          105,096,737.12                   20.96
90.01 to   95.00                                             410           50,522,417.02                   10.08
95.01 to 100.00                                              826           79,563,761.98                   15.87
------------------------------------------    -------------------    --------------------    --------------------
Total                                                      4,297         $501,410,888.52                 100.00%
==========================================    ===================    ====================    ====================



                                                                                                 Percent of
                                                  Number of               Aggregate               Aggregate
Cut-Off Date Principal Balance ($)              Mortgage Loans        Principal Balance       Principal Balance
------------------------------------------    -------------------    --------------------    --------------------
      0.01 to  25,000.00                                     108           $2,452,721.81                   0.49%
 25,000.01 to  50,000.00                                     611           23,538,065.19                    4.69
 50,000.01 to  75,000.00                                     689           43,137,434.16                    8.60
 75,000.01 to 100,000.00                                     716           62,563,532.93                   12.48
100,000.01 to 125,000.00                                     577           64,934,852.74                   12.95
125,000.01 to 150,000.00                                     457           62,681,742.34                   12.50
150,000.01 to 175,000.00                                     359           58,249,259.14                   11.62
175,000.01 to 200,000.00                                     245           45,930,694.99                    9.16
200,000.01 to 225,000.00                                     177           37,448,969.57                    7.47
225,000.01 to 250,000.00                                     124           29,323,302.53                    5.85
250,000.01 to 275,000.00                                      79           20,597,131.40                    4.11
275,000.01 to 300,000.00                                      57           16,352,026.92                    3.26
300,000.01 to 325,000.00                                      40           12,453,611.03                    2.48
325,000.01 to 350,000.00                                      24            8,117,820.62                    1.62
350,000.01 to 375,000.00                                       9            3,210,296.46                    0.64
375,000.01 to 400,000.00                                      11            4,256,173.37                    0.85
400,000.01 to 425,000.00                                       5            2,072,779.50                    0.41
425,000.01 to 450,000.00                                       5            2,166,666.53                    0.43
450,000.01 to 475,000.00                                       1              454,297.09                    0.09
475,000.01 to 500,000.00                                       3            1,469,510.20                    0.29
------------------------------------------    -------------------    --------------------    --------------------
Total                                                      4,297         $501,410,888.52                 100.00%
==========================================    ===================    ====================    ====================


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                                       21

Subject to Revision - Computational Materials Dated April 11, 2003

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                              TOTAL MORTGAGE LOANS

                                                                                                 Percent of
                                                  Number of               Aggregate               Aggregate
Prepayment Penalty Period (Months)              Mortgage Loans        Principal Balance       Principal Balance
------------------------------------------    -------------------    --------------------    --------------------
No Prepayment Penalty                                        840          $79,325,259.32                  15.82%
6                                                              1              107,658.51                    0.02
9                                                              1              134,772.09                    0.03
12                                                           264           40,800,186.64                    8.14
24                                                         1,019          125,806,155.20                   25.09
36                                                         1,475          171,505,275.50                   34.20
42                                                            16            2,208,063.02                    0.44
48                                                             5              836,642.91                    0.17
60                                                           676           80,686,875.33                   16.09
------------------------------------------    -------------------    --------------------    --------------------
Total                                                      4,297         $501,410,888.52                 100.00%
==========================================    ===================    ====================    ====================

                                                                                                 Percent of
                                                  Number of               Aggregate               Aggregate
Remaining Term to Maturity (Months)             Mortgage Loans        Principal Balance       Principal Balance
------------------------------------------    -------------------    --------------------    --------------------
 37 to  48                                                     3             $322,639.54                   0.06%
 49 to  60                                                     5              777,914.54                    0.16
 97 to 108                                                     3              383,962.55                    0.08
109 to 120                                                    61            9,524,201.50                    1.90
157 to 168                                                    34            2,672,868.65                    0.53
169 to 180                                                   986           80,695,200.32                   16.09
217 to 228                                                     5              359,162.12                    0.07
229 to 240                                                   238           18,053,496.64                    3.60
289 to 300                                                     6              808,873.09                    0.16
325 to 336                                                     1               78,227.47                    0.02
337 to 348                                                    15            1,649,907.84                    0.33
349 to 360                                                 2,940          386,084,434.26                   77.00
------------------------------------------    -------------------    --------------------    --------------------
Total                                                      4,297         $501,410,888.52                 100.00%
==========================================    ===================    ====================    ====================

                                                                                                 Percent of
                                                  Number of               Aggregate               Aggregate
Seasoning (Months)                              Mortgage Loans        Principal Balance       Principal Balance
------------------------------------------    -------------------    --------------------    --------------------
       0                                                     220          $28,529,015.09                   5.69%
 1 to 12                                                   4,030          468,629,496.64                   93.46
13 to 24                                                      47            4,252,376.79                    0.85
------------------------------------------    -------------------    --------------------    --------------------
Total                                                      4,297         $501,410,888.52                 100.00%
==========================================    ===================    ====================    ====================

                                                                                                 Percent of
                                                  Number of               Aggregate               Aggregate
Credit Grade                                    Mortgage Loans        Principal Balance       Principal Balance
------------------------------------------    -------------------    --------------------    --------------------
A                                                          3,109         $362,752,186.90                  72.35%
B                                                            946          112,491,124.21                   22.43
C                                                            242           26,167,577.41                    5.22
------------------------------------------    -------------------    --------------------    --------------------
Total                                                      4,297         $501,410,888.52                 100.00%
==========================================    ===================    ====================    ====================

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                                       22

Subject to Revision - Computational Materials Dated April 11, 2003

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                              TOTAL MORTGAGE LOANS

                                                                                                 Percent of
                                                  Number of               Aggregate               Aggregate
FICO Score                                      Mortgage Loans        Principal Balance       Principal Balance
------------------------------------------    -------------------    --------------------    --------------------
476 to 500                                                     1              $51,484.37                   0.01%
526 to 550                                                   260           29,434,509.74                    5.87
551 to 575                                                   323           36,208,083.89                    7.22
576 to 600                                                   540           65,913,236.36                   13.15
601 to 625                                                   857          100,397,981.91                   20.02
626 to 650                                                   951          107,140,294.34                   21.37
651 to 675                                                   627           73,781,235.50                   14.71
676 to 700                                                   357           42,165,173.83                    8.41
701 to 725                                                   170           22,128,393.48                    4.41
726 to 750                                                   115           12,970,647.76                    2.59
751 to 775                                                    68            7,189,477.71                    1.43
776 to 800                                                    25            3,664,090.78                    0.73
801 to 825                                                     3              366,278.85                    0.07
------------------------------------------    -------------------    --------------------    --------------------
Total                                                      4,297         $501,410,888.52                 100.00%
==========================================    ===================    ====================    ====================


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                                       23

Subject to Revision - Computational Materials Dated April 11, 2003

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                              TOTAL MORTGAGE LOANS

                                                                                                 Percent of
                                                  Number of               Aggregate               Aggregate
Geographic Location                             Mortgage Loans        Principal Balance       Principal Balance
------------------------------------------    -------------------    --------------------    --------------------
California                                                   528          $82,152,939.23                  16.38%
Illinois                                                     237           32,024,604.23                    6.39
Michigan                                                     303           30,016,460.12                    5.99
North Carolina                                               251           27,449,459.41                    5.47
Pennsylvania                                                 284           24,837,380.47                    4.95
New York                                                     146           24,371,284.73                    4.86
New Jersey                                                   178           22,752,264.99                    4.54
Massachusetts                                                132           20,592,205.99                    4.11
Ohio                                                         201           20,057,168.22                    4.00
Florida                                                      173           19,068,030.57                    3.80
Missouri                                                     171           14,960,882.71                    2.98
Maryland                                                     120           14,483,084.48                    2.89
Virginia                                                     114           14,041,542.33                    2.80
Minnesota                                                     87           12,607,532.46                    2.51
Wisconsin                                                    104           12,148,567.20                    2.42
Connecticut                                                   83           11,047,979.76                    2.20
Arizona                                                       96           10,329,762.05                    2.06
Indiana                                                      117            9,851,274.46                    1.96
Washington                                                    75            9,398,121.93                    1.87
Tennessee                                                     97            8,576,617.92                    1.71
Kansas                                                        93            8,496,877.83                    1.69
Colorado                                                      65            8,205,800.78                    1.64
South Dakota                                                  86            7,848,112.64                    1.57
Rhode Island                                                  61            7,337,087.59                    1.46
South Carolina                                                75            6,924,182.62                    1.38
Nevada                                                        51            5,653,540.52                    1.13
Delaware                                                      41            5,590,439.93                    1.11
Kentucky                                                      64            5,474,447.00                    1.09
Iowa                                                          52            3,829,051.09                    0.76
Oregon                                                        34            3,828,721.36                    0.76
Texas                                                         25            2,946,994.89                    0.59
Oklahoma                                                      32            2,556,161.35                    0.51
Montana                                                       20            2,509,606.35                    0.50
Nebraska                                                      28            2,215,409.64                    0.44
Utah                                                          19            1,971,568.89                    0.39
Idaho                                                         15            1,425,495.11                    0.28
New Mexico                                                    14            1,236,297.86                    0.25
North Dakota                                                  12            1,035,759.16                    0.21
New Hampshire                                                  7              995,071.22                    0.20
Maine                                                          2              293,470.27                    0.06
Wyoming                                                        4              269,629.16                    0.05
------------------------------------------    -------------------    --------------------    --------------------
Total                                                      4,297         $501,410,888.52                 100.00%
==========================================    ===================    ====================    ====================


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                                       24

Subject to Revision - Computational Materials Dated April 11, 2003

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                             GROUP I MORTGAGE LOANS

# of Mortgage Loans                                    2,745
Aggregate Outstanding Principal Balance      $303,072,053.17
Aggregate Original Principal Balance         $304,141,570.00

                                                     Minimum                     Maximum                            Average
                                                     -------                     -------                            -------
Outstanding Principal Balance                     $19,955.98                 $497,180.88                        $110,408.76
Original Principal Balance                        $20,000.00                 $499,000.00                        $110,798.39

                                                     Minimum                     Maximum                   Weighted Average
                                                     -------                     -------                   ----------------
Original CLTV Ratio                                  12.110%                    100.000%                            83.486%
Mortgage Rate                                         5.750%                     14.600%                             8.065%
Original Term (Months)                                    60                         360                                294
Remaining Term (Months)                                   46                         360                                291
Seasoning (Months)                                         0                          22                                  3
Credit Score                                             526                         810                                638

                                                    Earliest                      Latest
                                                    --------                      ------
Origination Date                                    04/18/01                    02/28/03
Maturity Date                                       01/01/07                    03/01/33


----------------------------------------------------------------------------------------------------------------------------
                                           % of Aggregate                                                 % of Aggregate
Product Type                              Principal Balance      Geographic Concentration (> 5%)         Principal Balance
Fully Amortizing Fixed Rate                            75.41     California                                           19.77
Fixed Rate Balloon                                     24.59     New York                                              7.38
-------------------------------------------------------------    Pennsylvania                                          6.06
Total                                                100.00%     States with < 5% Concentration                       66.80
                                                                 -----------------------------------------------------------
                                                                 Total                                              100.00%
                                              % of Aggregate
Lien Position                            Principal Balance
First                                                  92.40                                              % of Aggregate
Second                                                  7.60     Property Type                           Principal Balance
-------------------------------------------------------------    Single Family                                        83.58
Total                                                100.00%     Duplex                                                6.99
                                                                 Condo                                                 3.23
                                              % of Aggregate     6 Family/Units                                        1.93
Loan Purpose                             Principal Balance       5 Family/Units                                        0.99
Cashout                                                75.44     Row Home                                              0.73
Purchase                                               13.65     8 Family/Units                                        0.64
Refinance (Rate/Term)                                  10.91     Townhouse                                             0.64
-------------------------------------------------------------    Triplex                                               0.58
Total                                                100.00%     Quadruplex                                            0.44
                                                                 7 Family/Units                                        0.25
                                              % of Aggregate     -----------------------------------------------------------
Occupancy Status                         Principal Balance       Total                                              100.00%
Owner Occupied                                         90.99
Non-Owner Occupied                                      9.01
------------------------------------------------------------
Total                                                100.00%
                                                                                                          % of Aggregate
                                                                 Prepayment Penalty Status               Principal Balance
                                              % of Aggregate     Loans with Prepayment Penalty                        83.83
Documentation Type                       Principal Balance       Loans without Prepayment Penalty                     16.17
Full Doc                                               80.02     -----------------------------------------------------------
SI                                                     16.92     Total                                              100.00%
AIV                                                     2.46
Lite Doc                                                0.60                                              % of Aggregate
------------------------------------------------------------     Year of Origination                     Principal Balance
Total                                                100.00%     2001                                                  0.69
                                                                 2002                                                 71.60
                                                                 2003                                                 27.71
                                                                 -----------------------------------------------------------
                                                                 Total                                              100.00%



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                                       25

Subject to Revision - Computational Materials Dated April 11, 2003

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                             GROUP I MORTGAGE LOANS

                                                  Number of                                      Percent of
                                                   Group I            Aggregate Group I       Aggregate Group I
Mortgage Rate (%)                               Mortgage Loans        Principal Balance       Principal Balance
------------------------------------------    -------------------    --------------------    --------------------
 5.501 to  6.000                                              12           $2,361,378.17                   0.78%
 6.001 to  6.500                                              76           12,830,185.04                    4.23
 6.501 to  7.000                                             279           43,163,588.61                   14.24
 7.001 to  7.500                                             355           50,706,183.95                   16.73
 7.501 to  8.000                                             572           72,244,132.20                   23.84
 8.001 to  8.500                                             407           47,163,963.77                   15.56
 8.501 to  9.000                                             344           35,390,984.80                   11.68
 9.001 to  9.500                                             151           12,134,052.69                    4.00
 9.501 to 10.000                                             188           11,666,705.79                    3.85
10.001 to 10.500                                              96            4,375,954.12                    1.44
10.501 to 11.000                                             106            4,190,025.44                    1.38
11.001 to 11.500                                              50            2,378,669.07                    0.78
11.501 to 12.000                                              42            1,858,075.36                    0.61
12.001 to 12.500                                              16              744,983.92                    0.25
12.501 to 13.000                                              30            1,165,176.26                    0.38
13.001 to 13.500                                              10              345,779.02                    0.11
13.501 to 14.000                                               8              236,530.36                    0.08
14.001 to 14.500                                               2               90,741.41                    0.03
14.501 to 15.000                                               1               24,943.19                    0.01
------------------------------------------    -------------------    --------------------    --------------------
Total                                                      2,745         $303,072,053.17                 100.00%
==========================================    ===================    ====================    ====================


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                                       26

Subject to Revision - Computational Materials Dated April 11, 2003

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                             GROUP I MORTGAGE LOANS

                                                  Number of                                      Percent of
                                                   Group I            Aggregate Group I       Aggregate Group I
Combined Loan-to-Value Ratio (%)                Mortgage Loans        Principal Balance       Principal Balance
------------------------------------------    -------------------    --------------------    --------------------
10.01 to   15.00                                               6             $367,393.49                   0.12%
15.01 to   20.00                                               5              278,803.09                    0.09
20.01 to   25.00                                               8              576,816.72                    0.19
25.01 to   30.00                                               4              214,430.25                    0.07
30.01 to   35.00                                              18            1,290,214.53                    0.43
35.01 to   40.00                                              16            1,303,683.11                    0.43
40.01 to   45.00                                              21            2,034,680.46                    0.67
45.01 to   50.00                                              26            2,429,823.65                    0.80
50.01 to   55.00                                              30            3,367,435.22                    1.11
55.01 to   60.00                                              55            5,426,440.35                    1.79
60.01 to   65.00                                              84            8,410,095.55                    2.77
65.01 to   70.00                                             112           13,534,038.55                    4.47
70.01 to   75.00                                             193           22,376,032.05                    7.38
75.01 to   80.00                                             525           65,599,424.82                   21.64
80.01 to   85.00                                             280           36,253,607.89                   11.96
85.01 to   90.00                                             441           54,495,643.08                   17.98
90.01 to   95.00                                             283           32,891,089.64                   10.85
95.01 to  100.00                                             638           52,222,400.72                   17.23
------------------------------------------    -------------------    --------------------    --------------------
Total                                                      2,745         $303,072,053.17                 100.00%
==========================================    ===================    ====================    ====================



                                                  Number of                                      Percent of
                                                   Group I            Aggregate Group I       Aggregate Group I
Cut-Off Date Principal Balance ($)              Mortgage Loans        Principal Balance       Principal Balance
------------------------------------------    -------------------    --------------------    --------------------
      0.01 to  25,000.00                                     105           $2,381,411.24                   0.79%
 25,000.01 to  50,000.00                                     511           19,549,169.73                    6.45
 50,000.01 to  75,000.00                                     458           28,573,421.83                    9.43
 75,000.01 to 100,000.00                                     440           38,445,116.63                   12.69
100,000.01 to 125,000.00                                     329           36,982,341.70                   12.20
125,000.01 to 150,000.00                                     250           34,254,849.98                   11.30
150,000.01 to 175,000.00                                     190           30,803,227.64                   10.16
175,000.01 to 200,000.00                                     138           25,881,191.24                    8.54
200,000.01 to 225,000.00                                      95           20,179,684.99                    6.66
225,000.01 to 250,000.00                                      77           18,228,842.86                    6.01
250,000.01 to 275,000.00                                      40           10,471,935.82                    3.46
275,000.01 to 300,000.00                                      34            9,756,891.55                    3.22
300,000.01 to 325,000.00                                      26            8,103,495.76                    2.67
325,000.01 to 350,000.00                                      21            7,095,763.62                    2.34
350,000.01 to 375,000.00                                       9            3,210,296.46                    1.06
375,000.01 to 400,000.00                                       9            3,470,329.94                    1.15
400,000.01 to 425,000.00                                       5            2,072,779.50                    0.68
425,000.01 to 450,000.00                                       5            2,166,666.53                    0.71
450,000.01 to 475,000.00                                       1              454,297.09                    0.15
475,000.01 to 500,000.00                                       2              990,339.06                    0.33
------------------------------------------    -------------------    --------------------    --------------------
Total                                                      2,745         $303,072,053.17                 100.00%
==========================================    ===================    ====================    ====================


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                                       27

Subject to Revision - Computational Materials Dated April 11, 2003

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                             GROUP I MORTGAGE LOANS

                                                  Number of                                      Percent of
                                                   Group I            Aggregate Group I       Aggregate Group I
Prepayment Penalty Period (Months)              Mortgage Loans        Principal Balance       Principal Balance
------------------------------------------    -------------------    --------------------    --------------------
No Prepayment Penalty                                        584          $49,003,614.13                  16.17%
12                                                           190           29,967,287.35                    9.89
24                                                           124           10,878,855.32                    3.59
36                                                          1152          129,656,464.67                   42.78
42                                                            16            2,208,063.02                    0.73
48                                                             5              836,642.91                    0.28
60                                                           674           80,521,125.77                   26.57
------------------------------------------    -------------------    --------------------    --------------------
Total                                                      2,745         $303,072,053.17                 100.00%
==========================================    ===================    ====================    ====================



                                                  Number of                                      Percent of
                                                   Group I            Aggregate Group I       Aggregate Group I
Remaining Term to Maturity (Months)             Mortgage Loans        Principal Balance       Principal Balance
------------------------------------------    -------------------    --------------------    --------------------
 37 to  48                                                     3             $322,639.54                   0.11%
 49 to  60                                                     5              777,914.54                    0.26
 97 to 108                                                     3              383,962.55                    0.13
109 to 120                                                    61            9,524,201.50                    3.14
157 to 168                                                    34            2,672,868.65                    0.88
169 to 180                                                   986           80,695,200.32                   26.63
217 to 228                                                     5              359,162.12                    0.12
229 to 240                                                   237           17,981,732.32                    5.93
289 to 300                                                     6              808,873.09                    0.27
337 to 348                                                     6              641,829.87                    0.21
349 to 360                                                 1,399          188,903,668.67                   62.33
------------------------------------------    -------------------    --------------------    --------------------
Total                                                      2,745         $303,072,053.17                 100.00%
==========================================    ===================    ====================    ====================



                                                  Number of                                      Percent of
                                                   Group I            Aggregate Group I       Aggregate Group I
Seasoning (Months)                              Mortgage Loans        Principal Balance       Principal Balance
------------------------------------------    -------------------    --------------------    --------------------
       0                                                      97          $12,550,355.79                   4.14%
 1 to 12                                                   2,609          287,129,066.25                   94.74
13 to 24                                                      39            3,392,631.13                    1.12
------------------------------------------    -------------------    --------------------    --------------------
Total                                                      2,745         $303,072,053.17                 100.00%
==========================================    ===================    ====================    ====================



                                                  Number of                                      Percent of
                                                   Group I            Aggregate Group I       Aggregate Group I
Credit Grade                                    Mortgage Loans        Principal Balance       Principal Balance
------------------------------------------    -------------------    --------------------    --------------------
A                                                          2,142         $234,380,965.77                  77.34%
B                                                            495           57,703,004.78                   19.04
C                                                            108           10,988,082.62                    3.63
------------------------------------------    -------------------    --------------------    --------------------
Total                                                      2,745         $303,072,053.17                 100.00%
==========================================    ===================    ====================    ====================

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                                       28

Subject to Revision - Computational Materials Dated April 11, 2003

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                             GROUP I MORTGAGE LOANS

                                                  Number of                                      Percent of
                                                   Group I            Aggregate Group I       Aggregate Group I
FICO Score                                      Mortgage Loans        Principal Balance       Principal Balance
------------------------------------------    -------------------    --------------------    --------------------
526 to 550                                                   124          $14,011,955.46                   4.62%
551 to 575                                                   152           16,681,599.67                    5.50
576 to 600                                                   295           34,484,907.51                   11.38
601 to 625                                                   540           58,013,301.90                   19.14
626 to 650                                                   644           66,908,074.67                   22.08
651 to 675                                                   443           50,080,654.04                   16.52
676 to 700                                                   257           29,583,718.76                    9.76
701 to 725                                                   129           15,643,068.48                    5.16
726 to 750                                                    87            9,218,383.30                    3.04
751 to 775                                                    54            5,634,033.45                    1.86
776 to 800                                                    18            2,523,781.73                    0.83
801 to 825                                                     2              288,574.20                    0.10
------------------------------------------    -------------------    --------------------    --------------------
Total                                                      2,745         $303,072,053.17                 100.00%
==========================================    ===================    ====================    ====================


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                                       29

Subject to Revision - Computational Materials Dated April 11, 2003

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                             GROUP I MORTGAGE LOANS

                                                  Number of                                      Percent of
                                                   Group I            Aggregate Group I       Aggregate Group I
Geographic Location                             Mortgage Loans        Principal Balance       Principal Balance
------------------------------------------    -------------------    --------------------    --------------------
California                                                   405          $59,907,779.79                  19.77%
New York                                                     134           22,351,606.42                    7.38
Pennsylvania                                                 220           18,367,933.37                    6.06
New Jersey                                                   130           14,620,749.06                    4.82
Massachusetts                                                 96           13,842,898.55                    4.57
Florida                                                      132           13,754,690.18                    4.54
North Carolina                                               123           12,552,143.40                    4.14
Ohio                                                         136           12,514,595.32                    4.13
Illinois                                                      90           10,679,780.70                    3.52
Maryland                                                      94           10,508,711.36                    3.47
Virginia                                                      89           10,356,832.94                    3.42
Michigan                                                     114            8,868,410.01                    2.93
Missouri                                                     100            7,882,414.93                    2.60
Connecticut                                                   63            7,874,885.02                    2.60
Indiana                                                       86            7,395,074.28                    2.44
Rhode Island                                                  52            6,004,710.37                    1.98
Tennessee                                                     72            5,887,277.15                    1.94
Washington                                                    50            5,646,726.79                    1.86
Kansas                                                        57            5,149,137.32                    1.70
Arizona                                                       52            4,989,812.48                    1.65
Colorado                                                      44            4,601,015.85                    1.52
South Carolina                                                51            4,534,659.31                    1.50
Delaware                                                      30            4,366,545.33                    1.44
Minnesota                                                     33            4,329,714.23                    1.43
Kentucky                                                      42            3,439,659.75                    1.13
Wisconsin                                                     30            3,058,263.88                    1.01
Oregon                                                        24            2,441,557.23                    0.81
Texas                                                         19            2,237,505.60                    0.74
Oklahoma                                                      27            2,174,978.61                    0.72
Nevada                                                        25            2,130,468.95                    0.70
South Dakota                                                  26            2,042,322.26                    0.67
Iowa                                                          28            1,851,930.71                    0.61
Utah                                                          15            1,259,801.58                    0.42
Nebraska                                                      15            1,237,259.18                    0.41
New Hampshire                                                  7              995,071.22                    0.33
Idaho                                                          9              933,310.91                    0.31
New Mexico                                                    10              851,212.43                    0.28
Montana                                                        7              732,354.42                    0.24
North Dakota                                                   6              475,926.45                    0.16
Maine                                                          1              173,649.31                    0.06
Wyoming                                                        1               48,676.52                    0.02
------------------------------------------    -------------------    --------------------    --------------------
Total                                                      2,745         $303,072,053.17                 100.00%
==========================================    ===================    ====================    ====================


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                                       30

Subject to Revision - Computational Materials Dated April 11, 2003

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                             GROUP II MORTGAGE LOANS

# of Mortgage Loans                                    1,552
Aggregate Outstanding Principal Balance      $198,338,835.35
Aggregate Original Principal Balance         $198,811,133.00

                                                     Minimum                      Maximum                           Average
                                                     -------                      -------                           -------
Outstanding Principal Balance                     $22,382.49                  $479,171.14                       $127,795.64
Original Principal Balance                        $22,400.00                  $480,000.00                       $128,099.96

                                                     Minimum                      Maximum                  Weighted Average
                                                     -------                      -------                  ----------------
Original CLTV Ratio                                  17.857%                     100.000%                           84.920%
Mortgage Rate                                         5.400%                      12.750%                            7.896%
Original Term (Months)                                   240                          360                               360
Remaining Term (Months)                                  239                          360                               358
Seasoning (Months)                                         0                           24                                 2
Credit Score                                             499                          813                               622

                                                    Earliest                       Latest
                                                    --------                       ------
Origination Date                                    02/23/01                     03/05/03
Maturity Date                                       02/01/23                     03/01/33


----------------------------------------------------------------------------------------------------------------------------
                                            % of Aggregate                                                % of Aggregate
Product Type                              Principal Balance      Geographic Concentration (> 5%)         Principal Balance
Fully Amortizing Adjustable Rate                      100.00     California                                           11.22
-------------------------------------------------------------    Illinois                                             10.76
Total                                                100.00%     Michigan                                             10.66
                                                                 North Carolina                                        7.51
                                            % of Aggregate       States with < 5% Concentration                       59.85
Lien Position                             Principal Balance      -----------------------------------------------------------
                                                                 Total                                              100.00%
First                                                 100.00
-------------------------------------------------------------
Total                                                100.00%
                                                                                                          % of Aggregate
                                            % of Aggregate       Property Type                           Principal Balance
Loan Purpose                              Principal Balance      Single Family                                        84.53
Cashout                                                67.57     Duplex                                                7.98
Purchase                                               21.91     Condo                                                 4.45
Refinance (Rate/Term)                                  10.52     Quadruplex                                            1.74
-------------------------------------------------------------    Triplex                                               0.69
Total                                                100.00%     Townhouse                                             0.37
                                                                 Row Home                                              0.24
                                                                 -----------------------------------------------------------
                                            % of Aggregate       Total                                              100.00%
Occupancy Status                          Principal Balance
Owner Occupied                                         94.29
Non-Owner Occupied                                      5.71                                              % of Aggregate
-------------------------------------------------------------    Prepayment Penalty Status               Principal Balance
Total                                                100.00%     Loans with Prepayment Penalty                        84.71
                                                                 Loans without Prepayment Penalty                     15.29
                                                                 -----------------------------------------------------------
                                           % of Aggregate        Total                                              100.00%
Documentation Type                        Principal Balance
Full Doc                                               81.14
SI                                                     13.72                                              % of Aggregate
AIV                                                     3.73     Year of Origination                     Principal Balance
Lite Doc                                                1.42     2001                                                  0.38
-------------------------------------------------------------    2002                                                 64.35
Total                                                100.00%     2003                                                 35.27
                                                                 -----------------------------------------------------------
                                                                 Total                                              100.00%


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                                       31

Subject to Revision - Computational Materials Dated April 11, 2003

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                             GROUP II MORTGAGE LOANS

(ARM Loan Characteristics)


                                                     Minimum                      Maximum                  Weighted Average
                                                     -------                      -------                  ----------------
Margin                                                4.500%                      13.300%                            6.920%
Maximum Mortgage Rate                                10.400%                      19.550%                           14.163%
Minimum Mortgage Rate                                 5.400%                      12.750%                            7.897%
Initial Rate Cap                                      1.000%                       5.000%                            2.915%
Periodic Rate Cap                                     1.000%                       2.000%                            1.216%
Months to Next Adjustment                                  4                           36                                22


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                                       32

Subject to Revision - Computational Materials Dated April 11, 2003

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                             GROUP II MORTGAGE LOANS

                                                  Number of                                      Percent of
                                                   Group II          Aggregate Group II      Aggregate Group II
Mortgage Rate (%)                               Mortgage Loans        Principal Balance       Principal Balance
------------------------------------------    -------------------    --------------------    --------------------
 5.001 to  5.500                                               2             $237,140.05                   0.12%
 5.501 to  6.000                                               6              688,269.08                    0.35
 6.001 to  6.500                                              44            5,878,174.14                    2.96
 6.501 to  7.000                                             227           32,187,919.47                   16.23
 7.001 to  7.500                                             278           39,432,069.59                   19.88
 7.501 to  8.000                                             404           51,537,787.07                   25.98
 8.001 to  8.500                                             227           27,873,302.42                   14.05
 8.501 to  9.000                                             186           23,333,831.85                   11.76
 9.001 to  9.500                                              97           10,592,296.58                    5.34
 9.501 to 10.000                                              42            4,121,713.18                    2.08
10.001 to 10.500                                              15              963,721.49                    0.49
10.501 to 11.000                                              13              692,748.96                    0.35
11.001 to 11.500                                               4              426,386.87                    0.21
11.501 to 12.000                                               4              234,619.51                    0.12
12.001 to 12.500                                               1               55,821.29                    0.03
12.501 to 13.000                                               2               83,033.80                    0.04
------------------------------------------    -------------------    --------------------    --------------------
Total                                                      1,552         $198,338,835.35                 100.00%
==========================================    ===================    ====================    ====================



                                                  Number of                                      Percent of
                                                   Group II          Aggregate Group II      Aggregate Group II
Combined Loan-to-Value Ratio (%)                Mortgage Loans        Principal Balance       Principal Balance
------------------------------------------    -------------------    --------------------    --------------------
15.01 to   20.00                                               1              $24,962.13                   0.01%
20.01 to   25.00                                               1               41,838.88                    0.02
30.01 to   35.00                                               2              139,158.57                    0.07
35.01 to   40.00                                               3              176,599.82                    0.09
40.01 to   45.00                                               6              443,927.10                    0.22
45.01 to   50.00                                               9            1,135,095.69                    0.57
50.01 to   55.00                                              16            1,686,672.19                    0.85
55.01 to   60.00                                              21            1,974,431.45                    1.00
60.01 to   65.00                                              32            3,796,707.98                    1.91
65.01 to   70.00                                              47            5,172,962.72                    2.61
70.01 to   75.00                                             100           12,297,361.94                    6.20
75.01 to   80.00                                             415           50,389,664.50                   25.41
80.01 to   85.00                                             201           25,485,669.70                   12.85
85.01 to   90.00                                             383           50,601,094.04                   25.51
90.01 to   95.00                                             127           17,631,327.38                    8.89
95.01 to  100.00                                             188           27,341,361.26                   13.79
------------------------------------------    -------------------    --------------------    --------------------
Total                                                      1,552         $198,338,835.35                 100.00%
==========================================    ===================    ====================    ====================


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                                       33

Subject to Revision - Computational Materials Dated April 11, 2003

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                             GROUP II MORTGAGE LOANS

                                                  Number of                                      Percent of
                                                   Group II          Aggregate Group II      Aggregate Group II
Cut-Off Date Principal Balance ($)              Mortgage Loans        Principal Balance       Principal Balance
------------------------------------------    -------------------    --------------------    --------------------
      0.01 to  25,000.00                                       3              $71,310.57                   0.04%
 25,000.01 to  50,000.00                                     100            3,988,895.46                    2.01
 50,000.01 to  75,000.00                                     231           14,564,012.33                    7.34
 75,000.01 to 100,000.00                                     276           24,118,416.30                   12.16
100,000.01 to 125,000.00                                     248           27,952,511.04                   14.09
125,000.01 to 150,000.00                                     207           28,426,892.36                   14.33
150,000.01 to 175,000.00                                     169           27,446,031.50                   13.84
175,000.01 to 200,000.00                                     107           20,049,503.75                   10.11
200,000.01 to 225,000.00                                      82           17,269,284.58                    8.71
225,000.01 to 250,000.00                                      47           11,094,459.67                    5.59
250,000.01 to 275,000.00                                      39           10,125,195.58                    5.10
275,000.01 to 300,000.00                                      23            6,595,135.37                    3.33
300,000.01 to 325,000.00                                      14            4,350,115.27                    2.19
325,000.01 to 350,000.00                                       3            1,022,057.00                    0.52
375,000.01 to 400,000.00                                       2              785,843.43                    0.40
475,000.01 to 500,000.00                                       1              479,171.14                    0.24
------------------------------------------    -------------------    --------------------    --------------------
Total                                                      1,552         $198,338,835.35                 100.00%
==========================================    ===================    ====================    ====================



                                                  Number of                                      Percent of
                                                   Group II          Aggregate Group II      Aggregate Group II
Prepayment Penalty Period (Months)              Mortgage Loans        Principal Balance       Principal Balance
------------------------------------------    -------------------    --------------------    --------------------
No Prepayment Penalty                                        256          $30,321,645.19                  15.29%
6                                                              1              107,658.51                    0.05
9                                                              1              134,772.09                    0.07
12                                                            74           10,832,899.29                    5.46
24                                                           895          114,927,299.88                   57.94
36                                                           323           41,848,810.83                   21.10
60                                                             2              165,749.56                    0.08
------------------------------------------    -------------------    --------------------    --------------------
Total                                                      1,552         $198,338,835.35                 100.00%
==========================================    ===================    ====================    ====================



                                                  Number of                                      Percent of
                                                   Group II          Aggregate Group II      Aggregate Group II
Remaining Term to Maturity (Months)             Mortgage Loans        Principal Balance       Principal Balance
------------------------------------------    -------------------    --------------------    --------------------
229 to 240                                                     1              $71,764.32                   0.04%
325 to 336                                                     1               78,227.47                    0.04
337 to 348                                                     9            1,008,077.97                    0.51
349 to 360                                                 1,541          197,180,765.59                   99.42
------------------------------------------    -------------------    --------------------    --------------------
Total                                                      1,552         $198,338,835.35                 100.00%
==========================================    ===================    ====================    ====================


--------------------------------------------------------------------------------
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    SUCH A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES, INC. IMMEDIATELY.
--------------------------------------------------------------------------------

Subject to Revision - Computational Materials Dated April 11, 2003

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                             GROUP II MORTGAGE LOANS

                                                  Number of                                      Percent of
                                                   Group II          Aggregate Group II      Aggregate Group II
Seasoning (Months)                              Mortgage Loans        Principal Balance       Principal Balance
------------------------------------------    -------------------    --------------------    --------------------
       0                                                 123          $15,978,659.30                   8.06%
 1 to 12                                                  1,421          181,500,430.39                   91.51
13 to 24                                                       8              859,745.66                    0.43
------------------------------------------    -------------------    --------------------    --------------------
Total                                                      1,552         $198,338,835.35                 100.00%
==========================================    ===================    ====================    ====================



                                                  Number of                                      Percent of
                                                   Group II          Aggregate Group II      Aggregate Group II
Credit Grade                                    Mortgage Loans        Principal Balance       Principal Balance
------------------------------------------    -------------------    --------------------    --------------------
A                                                            967         $128,371,221.13                  64.72%
B                                                            451           54,788,119.43                   27.62
C                                                            134           15,179,494.79                    7.65
------------------------------------------    -------------------    --------------------    --------------------
Total                                                      1,552         $198,338,835.35                 100.00%
==========================================    ===================    ====================    ====================



                                                  Number of                                      Percent of
                                                   Group II          Aggregate Group II      Aggregate Group II
FICO Score                                      Mortgage Loans        Principal Balance       Principal Balance
------------------------------------------    -------------------    --------------------    --------------------
476 to 500                                                     1              $51,484.37                   0.03%
526 to 550                                                   136           15,422,554.28                    7.78
551 to 575                                                   171           19,526,484.22                    9.85
576 to 600                                                   245           31,428,328.85                   15.85
601 to 625                                                   317           42,384,680.01                   21.37
626 to 650                                                   307           40,232,219.67                   20.28
651 to 675                                                   184           23,700,581.46                   11.95
676 to 700                                                   100           12,581,455.07                    6.34
701 to 725                                                    41            6,485,325.00                    3.27
726 to 750                                                    28            3,752,264.46                    1.89
751 to 775                                                    14            1,555,444.26                    0.78
776 to 800                                                     7            1,140,309.05                    0.57
801 to 825                                                     1               77,704.65                    0.04
------------------------------------------    -------------------    --------------------    --------------------
Total                                                      1,552         $198,338,835.35                 100.00%
==========================================    ===================    ====================    ====================



--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------

Subject to Revision - Computational Materials Dated April 11, 2003

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                             GROUP II MORTGAGE LOANS

                                                  Number of                                      Percent of
                                                   Group II          Aggregate Group II      Aggregate Group II
Geographic Location                             Mortgage Loans        Principal Balance       Principal Balance
------------------------------------------    -------------------    --------------------    --------------------
California                                                   123          $22,245,159.44                  11.22%
Illinois                                                     147           21,344,823.53                   10.76
Michigan                                                     189           21,148,050.11                   10.66
North Carolina                                               128           14,897,316.01                    7.51
Wisconsin                                                     74            9,090,303.32                    4.58
Minnesota                                                     54            8,277,818.23                    4.17
New Jersey                                                    48            8,131,515.93                    4.10
Ohio                                                          65            7,542,572.90                    3.80
Missouri                                                      71            7,078,467.78                    3.57
Massachusetts                                                 36            6,749,307.44                    3.40
Pennsylvania                                                  64            6,469,447.10                    3.26
South Dakota                                                  60            5,805,790.38                    2.93
Arizona                                                       44            5,339,949.57                    2.69
Florida                                                       41            5,313,340.39                    2.68
Maryland                                                      26            3,974,373.12                    2.00
Washington                                                    25            3,751,395.14                    1.89
Virginia                                                      25            3,684,709.39                    1.86
Colorado                                                      21            3,604,784.93                    1.82
Nevada                                                        26            3,523,071.57                    1.78
Kansas                                                        36            3,347,740.51                    1.69
Connecticut                                                   20            3,173,094.74                    1.60
Tennessee                                                     25            2,689,340.77                    1.36
Indiana                                                       31            2,456,200.18                    1.24
South Carolina                                                24            2,389,523.31                    1.20
Kentucky                                                      22            2,034,787.25                    1.03
New York                                                      12            2,019,678.31                    1.02
Iowa                                                          24            1,977,120.38                    1.00
Montana                                                       13            1,777,251.93                    0.90
Oregon                                                        10            1,387,164.13                    0.70
Rhode Island                                                   9            1,332,377.22                    0.67
Delaware                                                      11            1,223,894.60                    0.62
Nebraska                                                      13              978,150.46                    0.49
Utah                                                           4              711,767.31                    0.36
Texas                                                          6              709,489.29                    0.36
North Dakota                                                   6              559,832.71                    0.28
Idaho                                                          6              492,184.20                    0.25
New Mexico                                                     4              385,085.43                    0.19
Oklahoma                                                       5              381,182.74                    0.19
Wyoming                                                        3              220,952.64                    0.11
Maine                                                          1              119,820.96                    0.06
------------------------------------------    -------------------    --------------------    --------------------
Total                                                      1,552         $198,338,835.35                 100.00%
==========================================    ===================    ====================    ====================



--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------

Subject to Revision - Computational Materials Dated April 11, 2003

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                             GROUP II MORTGAGE LOANS

                                                  Number of                                      Percent of
                                                   Group II          Aggregate Group II      Aggregate Group II
Minimum Mortgage Rate (%)                       Mortgage Loans        Principal Balance       Principal Balance
------------------------------------------    -------------------    --------------------    --------------------
 5.001 to  5.500                                               3             $358,487.51                   0.18%
 5.501 to  6.000                                               6              688,269.08                    0.35
 6.001 to  6.500                                              45            6,168,659.24                    3.11
 6.501 to  7.000                                             225           31,573,756.08                   15.92
 7.001 to  7.500                                             279           39,587,837.57                   19.96
 7.501 to  8.000                                             403           51,473,279.47                   25.95
 8.001 to  8.500                                             228           28,008,039.54                   14.12
 8.501 to  9.000                                             185           23,199,094.73                   11.70
 9.001 to  9.500                                              96           10,436,528.60                    5.26
 9.501 to 10.000                                              43            4,388,551.61                    2.21
10.001 to 10.500                                              15              963,721.49                    0.49
10.501 to 11.000                                              13              692,748.96                    0.35
11.001 to 11.500                                               4              426,386.87                    0.21
11.501 to 12.000                                               4              234,619.51                    0.12
12.001 to 12.500                                               1               55,821.29                    0.03
12.501 to 13.000                                               2               83,033.80                    0.04
------------------------------------------    -------------------    --------------------    --------------------
Total                                                      1,552         $198,338,835.35                 100.00%
==========================================    ===================    ====================    ====================



                                                  Number of                                      Percent of
                                                   Group II          Aggregate Group II      Aggregate Group II
Maximum Mortgage Rate (%)                       Mortgage Loans        Principal Balance       Principal Balance
------------------------------------------    -------------------    --------------------    --------------------
10.001 to 10.500                                               1              $57,512.51                   0.03%
11.001 to 11.500                                               3              227,816.06                    0.11
11.501 to 12.000                                               6              848,795.72                    0.43
12.001 to 12.500                                              34            4,984,025.83                    2.51
12.501 to 13.000                                             160           22,884,278.89                   11.54
13.001 to 13.500                                             230           31,330,354.26                   15.80
13.501 to 14.000                                             365           46,117,474.58                   23.25
14.001 to 14.500                                             220           28,341,052.03                   14.29
14.501 to 15.000                                             234           29,988,018.36                   15.12
15.001 to 15.500                                             139           16,735,635.48                    8.44
15.501 to 16.000                                              97           11,691,813.63                    5.89
16.001 to 16.500                                              33            3,026,624.99                    1.53
16.501 to 17.000                                               9              633,932.52                    0.32
17.001 to 17.500                                               7              700,069.98                    0.35
17.501 to 18.000                                              11              632,575.42                    0.32
18.501 to 19.000                                               1               49,963.31                    0.03
19.001 to 19.500                                               1               55,821.29                    0.03
19.501 to 20.000                                               1               33,070.49                    0.02
------------------------------------------    -------------------    --------------------    --------------------
Total                                                      1,552         $198,338,835.35                 100.00%
==========================================    ===================    ====================    ====================



--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------

Subject to Revision - Computational Materials Dated April 11, 2003

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                             GROUP II MORTGAGE LOANS

                                                  Number of                                      Percent of
                                                   Group II          Aggregate Group II      Aggregate Group II
Initial Rate Cap (%)                            Mortgage Loans        Principal Balance       Principal Balance
------------------------------------------    -------------------    --------------------    --------------------
1.000                                                          2             $311,020.47                   0.16%
1.500                                                         60            9,142,650.68                    4.61
2.000                                                         36            4,589,052.35                    2.31
2.130                                                          1              155,650.05                    0.08
2.250                                                          1              154,668.98                    0.08
2.500                                                          1              262,012.78                    0.13
2.750                                                          1              219,637.33                    0.11
3.000                                                      1,437          181,316,202.02                   91.42
3.120                                                          3              704,029.82                    0.35
3.130                                                          1              173,713.91                    0.09
3.620                                                          1               59,863.94                    0.03
4.000                                                          1              103,267.93                    0.05
5.000                                                          7            1,147,065.09                    0.58
------------------------------------------    -------------------    --------------------    --------------------
Total                                                      1,552         $198,338,835.35                 100.00%
==========================================    ===================    ====================    ====================



                                                  Number of                                      Percent of
                                                   Group II          Aggregate Group II      Aggregate Group II
Periodic Rate Cap (%)                           Mortgage Loans        Principal Balance       Principal Balance
------------------------------------------    -------------------    --------------------    --------------------
1.000                                                        860         $112,608,057.01                  56.78%
1.500                                                        691           85,596,833.49                   43.16
2.000                                                          1              133,944.85                    0.07
------------------------------------------    -------------------    --------------------    --------------------
Total                                                      1,552         $198,338,835.35                 100.00%
==========================================    ===================    ====================    ====================



                                                  Number of                                      Percent of
                                                   Group II          Aggregate Group II      Aggregate Group II
Gross Margin (%)                                Mortgage Loans        Principal Balance       Principal Balance
------------------------------------------    -------------------    --------------------    --------------------
 4.001 to  4.500                                               1             $172,708.48                   0.09%
 4.501 to  5.000                                              73           10,095,692.75                    5.09
 5.001 to  5.500                                              42            5,934,760.75                    2.99
 5.501 to  6.000                                             107           18,147,117.73                    9.15
 6.001 to  6.500                                             628           78,045,075.27                   39.35
 6.501 to  7.000                                             160           21,739,440.32                   10.96
 7.001 to  7.500                                             122           17,097,836.66                    8.62
 7.501 to  8.000                                             130           15,990,641.60                    8.06
 8.001 to  8.500                                              89           10,297,900.62                    5.19
 8.501 to  9.000                                              80            9,484,314.77                    4.78
 9.001 to  9.500                                              60            6,540,351.47                    3.30
 9.501 to 10.000                                              31            3,001,452.38                    1.51
10.001 to 10.500                                              13              895,703.72                    0.45
10.501 to 11.000                                               8              409,996.06                    0.21
11.001 to 11.500                                               3              231,765.69                    0.12
12.001 to 12.500                                               3              165,185.30                    0.08
12.501 to 13.000                                               1               55,821.29                    0.03
13.001 to 13.500                                               1               33,070.49                    0.02
------------------------------------------    -------------------    --------------------    --------------------
Total                                                      1,552         $198,338,835.35                 100.00%
==========================================    ===================    ====================    ====================


--------------------------------------------------------------------------------
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                                       38

Subject to Revision - Computational Materials Dated April 11, 2003

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                             GROUP II MORTGAGE LOANS

                                                  Number of                                      Percent of
                                                   Group II          Aggregate Group II      Aggregate Group II
Months to Next Adjustment Date                  Mortgage Loans        Principal Balance       Principal Balance
------------------------------------------    -------------------    --------------------    --------------------
 1 to 12                                                      11           $1,305,824.71                   0.66%
13 to 24                                                   1,483          188,846,679.01                   95.21
25 to 36                                                      58            8,186,331.63                    4.13
------------------------------------------    -------------------    --------------------    --------------------
Total                                                      1,552         $198,338,835.35                 100.00%
==========================================    ===================    ====================    ====================


--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------

Subject to Revision - Computational Materials Dated April 11, 2003

                             BOND SUMMARY (to Call)
                             ----------------------

Class AF-1
-----------------------------------------------------------------------------------------------------------------------------------
Prepayment (PPC)                         50%           75%          100%          125%          150%         200%          250%
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (years)                     1.54          1.12         0.90          0.76          0.67         0.54          0.47
Modified Duration (years)                1.51          1.10         0.89          0.75          0.66         0.54          0.46
First Principal Payment                5/25/03       5/25/03       5/25/03      5/25/03       5/25/03       5/25/03      5/25/03
Last Principal Payment                 7/25/06       8/25/05       1/25/05      9/25/04       7/25/04       3/25/04      2/25/04
Principal Window (months)                 39            28           21            17            15           11            10

Class AF-2
-----------------------------------------------------------------------------------------------------------------------------------
Prepayment (PPC)                         50%           75%          100%          125%          150%         200%          250%
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (years)                     3.75          2.61         2.00          1.62          1.36         1.05          0.86
Modified Duration (years)                3.56          2.51         1.93          1.58          1.33         1.03          0.84
First Principal Payment                7/25/06       8/25/05       1/25/05      9/25/04       7/25/04       3/25/04      2/25/04
Last Principal Payment                 7/25/07       4/25/06       7/25/05      2/25/05       10/25/04      6/25/04      3/25/04
Principal Window (months)                 13            9             7            6             4             4            2

Class AF-3
-----------------------------------------------------------------------------------------------------------------------------------
Prepayment (PPC)                         50%           75%          100%          125%          150%         200%          250%
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (years)                     5.75          4.02         3.01          2.27          1.89         1.41          1.12
Modified Duration (years)                5.21          3.74         2.84          2.17          1.82         1.36          1.09
First Principal Payment                7/25/07       4/25/06       7/25/05      2/25/05       10/25/04      6/25/04      3/25/04
Last Principal Payment                 3/25/11       11/25/08      7/25/07      1/25/06       8/25/05      12/25/04      8/25/04
Principal Window (months)                 45            32           25            12            11            7            6

Class AF-4
-----------------------------------------------------------------------------------------------------------------------------------
Prepayment (PPC)                         50%           75%          100%          125%          150%         200%          250%
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (years)                     9.29          6.55         5.01          3.69          2.52         1.85          1.43
Modified Duration (years)                7.60          5.65         4.45          3.36          2.36         1.75          1.37
First Principal Payment                3/25/11       11/25/08      7/25/07      1/25/06       8/25/05      12/25/04      8/25/04
Last Principal Payment                 3/25/14       1/25/11       3/25/09      2/25/08       1/25/06       4/25/05      11/25/04
Principal Window (months)                 37            27           21            26            6             5            4

Class AF-5
-----------------------------------------------------------------------------------------------------------------------------------
Prepayment (PPC)                         50%           75%          100%          125%          150%         200%          250%
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (years)                    12.47          8.94         6.87          5.59          3.76         2.17          1.66
Modified Duration (years)                9.09          7.06         5.69          4.77          3.33         2.01          1.56
First Principal Payment                3/25/14       1/25/11       3/25/09      2/25/08       1/25/06       4/25/05      11/25/04
Last Principal Payment                 4/25/17       9/25/13       5/25/11      9/25/09       7/25/08       8/25/05      1/25/05
Principal Window (months)                 38            33           27            20            31            5            3

Class AV
-----------------------------------------------------------------------------------------------------------------------------------
Prepayment (PPC)                         50%           75%          100%          125%          150%         200%          250%
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (years)                     5.63          3.95         2.90          2.18          1.65         0.97          0.69
Modified Duration (years)                5.15          3.69         2.75          2.09          1.60         0.95          0.68
First Principal Payment                5/25/03       5/25/03       5/25/03      5/25/03       5/25/03       5/25/03      5/25/03
Last Principal Payment                 6/25/17       2/25/14       6/25/11      9/25/09       7/25/08      11/25/05      3/25/05
Principal Window (months)                170           130           98            77            63           31            23

Class M-1
-----------------------------------------------------------------------------------------------------------------------------------
Prepayment (PPC)                         50%           75%          100%          125%          150%         200%          250%
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (years)                    10.01          7.12         5.41          4.64          4.56         3.61          2.68
Modified Duration (years)                7.56          5.75         4.57          4.03          3.99         3.23          2.45
First Principal Payment                5/25/08       9/25/06       7/25/06      10/25/06      3/25/07      11/25/05      3/25/05
Last Principal Payment                 6/25/17       2/25/14       6/25/11      9/25/09       7/25/08      12/25/06      1/25/06
Principal Window (months)                110            90           60            36            17           14            11

Class M-2
-----------------------------------------------------------------------------------------------------------------------------------
Prepayment (PPC)                         50%           75%          100%          125%          150%         200%          250%
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (years)                    10.01          7.12         5.38          4.49          4.11         3.50          2.62
Modified Duration (years)                7.37          5.64         4.48          3.86          3.58         3.11          2.38
First Principal Payment                5/25/08       9/25/06       6/25/06      8/25/06       9/25/06       6/25/06      8/25/05
Last Principal Payment                 6/25/17       2/25/14       6/25/11      9/25/09       7/25/08      12/25/06      1/25/06
Principal Window (months)                110            90           61            38            23            7            6
*Modified duration calculated assuming a price of 100.00%.


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--------------------------------------------------------------------------------

Subject to Revision - Computational Materials Dated April 11, 2003

                             BOND SUMMARY (to Call)
                             ----------------------


Class M-3
-----------------------------------------------------------------------------------------------------------------------------------
Prepayment (PPC)                         50%           75%          100%          125%          150%         200%          250%
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (years)                    10.01          7.12         5.38          4.43          3.95         3.21          2.39
Modified Duration (years)                6.98          5.41         4.33          3.70          3.37         2.81          2.15
First Principal Payment                5/25/08       9/25/06       5/25/06      7/25/06       8/25/06       4/25/06      7/25/05
Last Principal Payment                 6/25/17       2/25/14       6/25/11      9/25/09       7/25/08      12/25/06      1/25/06
Principal Window (months)                110            90           62            39            24            9            7

Class B
-----------------------------------------------------------------------------------------------------------------------------------
Prepayment (PPC)                         50%           75%          100%          125%          150%         200%          250%
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (years)                     1.11          1.15         1.20          1.27          1.37         1.74          1.92
Modified Duration (years)                1.05          1.09         1.14          1.21          1.29         1.63          1.79
First Principal Payment                3/25/04       3/25/04       3/25/04      4/25/04       4/25/04       6/25/04      9/25/04
Last Principal Payment                 8/25/04       9/25/04      10/25/04      12/25/04      2/25/05      11/25/05      5/25/05
Principal Window (months)                 6             7             8            9             11           18            9
*Modified duration calculated assuming a price of 100.00%.


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                                       41

Subject to Revision - Computational Materials Dated April 11, 2003

                           BOND SUMMARY (to Maturity)
                           --------------------------

Class AF-1
-----------------------------------------------------------------------------------------------------------------------------------
Prepayment (PPC)                         50%           75%          100%          125%          150%         200%          250%
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (years)                     1.54          1.12         0.90          0.76          0.67         0.54          0.47
Modified Duration (years)                1.51          1.10         0.89          0.75          0.66         0.54          0.46
First Principal Payment                5/25/03       5/25/03       5/25/03      5/25/03       5/25/03       5/25/03      5/25/03
Last Principal Payment                 7/25/06       8/25/05       1/25/05      9/25/04       7/25/04       3/25/04      2/25/04
Principal Window (months)                 39            28           21            17            15           11            10

Class AF-2
-----------------------------------------------------------------------------------------------------------------------------------
Prepayment (PPC)                         50%           75%          100%          125%          150%         200%          250%
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (years)                     3.75          2.61         2.00          1.62          1.36         1.05          0.86
Modified Duration (years)                3.56          2.51         1.93          1.58          1.33         1.03          0.84
First Principal Payment                7/25/06       8/25/05       1/25/05      9/25/04       7/25/04       3/25/04      2/25/04
Last Principal Payment                 7/25/07       4/25/06       7/25/05      2/25/05       10/25/04      6/25/04      3/25/04
Principal Window (months)                 13            9             7            6             4             4            2

Class AF-3
-----------------------------------------------------------------------------------------------------------------------------------
Prepayment (PPC)                         50%           75%          100%          125%          150%         200%          250%
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (years)                     5.75          4.02         3.01          2.27          1.89         1.41          1.12
Modified Duration (years)                5.21          3.74         2.84          2.17          1.82         1.36          1.09
First Principal Payment                7/25/07       4/25/06       7/25/05      2/25/05       10/25/04      6/25/04      3/25/04
Last Principal Payment                 3/25/11       11/25/08      7/25/07      1/25/06       8/25/05      12/25/04      8/25/04
Principal Window (months)                 45            32           25            12            11            7            6

Class AF-4
-----------------------------------------------------------------------------------------------------------------------------------
Prepayment (PPC)                         50%           75%          100%          125%          150%         200%          250%
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (years)                     9.29          6.55         5.01          3.69          2.52         1.85          1.43
Modified Duration (years)                7.60          5.65         4.45          3.36          2.36         1.75          1.37
First Principal Payment                3/25/11       11/25/08      7/25/07      1/25/06       8/25/05      12/25/04      8/25/04
Last Principal Payment                 3/25/14       1/25/11       3/25/09      2/25/08       1/25/06       4/25/05      11/25/04
Principal Window (months)                 37            27           21            26            6             5            4

Class AF-5
-----------------------------------------------------------------------------------------------------------------------------------
Prepayment (PPC)                         50%           75%          100%          125%          150%         200%          250%
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (years)                    12.47          8.94         6.87          5.60          3.80         2.17          1.66
Modified Duration (years)                9.09          7.06         5.69          4.78          3.36         2.01          1.56
First Principal Payment                3/25/14       1/25/11       3/25/09      2/25/08       1/25/06       4/25/05      11/25/04
Last Principal Payment                 4/25/17       9/25/13       5/25/11      11/25/09      12/25/08      8/25/05      1/25/05
Principal Window (months)                 38            33           27            22            36            5            3

Class AV
-----------------------------------------------------------------------------------------------------------------------------------
Prepayment (PPC)                         50%           75%          100%          125%          150%         200%          250%
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (years)                     6.35          4.48         3.35          2.56          1.96         0.97          0.69
Modified Duration (years)                5.70          4.12         3.13          2.42          1.87         0.95          0.68
First Principal Payment                5/25/03       5/25/03       5/25/03      5/25/03       5/25/03       5/25/03      5/25/03
Last Principal Payment                 5/25/30       4/25/25       7/25/20      4/25/17       3/25/15      11/25/05      3/25/05
Principal Window (months)                325           264           207          168           143           31            23

Class M-1
-----------------------------------------------------------------------------------------------------------------------------------
Prepayment (PPC)                         50%           75%          100%          125%          150%         200%          250%
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (years)                    10.92          7.76         5.96          5.11          4.94         5.21          3.82
Modified Duration (years)                7.94          6.08         4.90          4.33          4.25         4.46          3.39
First Principal Payment                5/25/08       9/25/06       7/25/06      10/25/06      3/25/07      11/25/05      3/25/05
Last Principal Payment                 10/25/27      11/25/21      8/25/17      5/25/15       2/25/13       9/25/11      7/25/09
Principal Window (months)                234           183           134          104            72           71            53

Class M-2
-----------------------------------------------------------------------------------------------------------------------------------
Prepayment (PPC)                         50%           75%          100%          125%          150%         200%          250%
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (years)                    10.85          7.70         5.90          4.91          4.44         3.78          2.80
Modified Duration (years)                7.69          5.92         4.78          4.12          3.81         3.32          2.53
First Principal Payment                5/25/08       9/25/06       6/25/06      8/25/06       9/25/06       6/25/06      8/25/05
Last Principal Payment                 3/25/26       4/25/20       2/25/17      4/25/14       4/25/12       8/25/09      12/25/07
Principal Window (months)                215           164           129           93            68           39            29
*Modified duration calculated assuming a price of 100.00%.


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                                       42

Subject to Revision - Computational Materials Dated April 11, 2003

                           BOND SUMMARY (to Maturity)
                           --------------------------

Class M-3
-----------------------------------------------------------------------------------------------------------------------------------
Prepayment (PPC)                         50%           75%          100%          125%          150%         200%          250%
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (years)                    10.73          7.60         5.81          4.79          4.23         3.42          2.53
Modified Duration (years)                7.22          5.62         4.56          3.91          3.55         2.96          2.26
First Principal Payment                5/25/08       9/25/06       5/25/06      7/25/06       8/25/06       4/25/06      7/25/05
Last Principal Payment                 12/25/23      4/25/18       6/25/15      12/25/12      3/25/11      11/25/08      5/25/07
Principal Window (months)                188           140           110           78            56           32            23

Class B
-----------------------------------------------------------------------------------------------------------------------------------
Prepayment (PPC)                         50%           75%          100%          125%          150%         200%          250%
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (years)                     1.11          1.15         1.20          1.27          1.37         1.74          1.92
Modified Duration (years)                1.05          1.09         1.14          1.21          1.29         1.63          1.79
First Principal Payment                3/25/04       3/25/04       3/25/04      4/25/04       4/25/04       6/25/04      9/25/04
Last Principal Payment                 8/25/04       9/25/04      10/25/04      12/25/04      2/25/05      11/25/05      5/25/05
Principal Window (months)                 6             7             8            9             11           18            9
*Modified duration calculated assuming a price of 100.00%.


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                                       43

Subject to Revision - Computational Materials Dated April 11, 2003

                          Class AV-1 Cap: Base Case(1)
                          ----------------------------

                            Class                                        Class                                       Class
   Period       Date       AV-1 Cap             Period      Date       AV-1 Cap             Period       Date       AV-1 Cap
   ------       ----       --------             ------      ----       --------             ------       ----       --------
     1        05/25/03      8.97%                 32      12/25/05       7.77%                63       07/25/08      7.78%
     2        06/25/03      7.24%                 33      01/25/06       7.52%                64       08/25/08      7.53%
     3        07/25/03      7.48%                 34      02/25/06       7.52%                65       09/25/08      7.53%
     4        08/25/03      7.24%                 35      03/25/06       8.33%                66       10/25/08      7.78%
     5        09/25/03      7.24%                 36      04/25/06       7.53%                67       11/25/08      7.53%
     6        10/25/03      7.48%                 37      05/25/06       7.78%                68       12/25/08      7.78%
     7        11/25/03      7.24%                 38      06/25/06       7.53%                69       01/25/09      7.53%
     8        12/25/03      7.48%                 39      07/25/06       7.78%                70       02/25/09      7.53%
     9        01/25/04      7.24%                 40      08/25/06       7.53%                71       03/25/09      8.33%
     10       02/25/04      7.24%                 41      09/25/06       7.53%                72       04/25/09      7.53%
     11       03/25/04      7.74%                 42      10/25/06       7.78%                73       05/25/09      7.78%
     12       04/25/04      7.24%                 43      11/25/06       7.53%                74       06/25/09      7.53%
     13       05/25/04      7.48%                 44      12/25/06       7.78%                75       07/25/09      7.78%
     14       06/25/04      7.24%                 45      01/25/07       7.53%                76       08/25/09      7.53%
     15       07/25/04      7.48%                 46      02/25/07       7.53%                77       09/25/09      7.53%
     16       08/25/04      7.24%                 47      03/25/07       8.33%                78       10/25/09      7.78%
     17       09/25/04      7.24%                 48      04/25/07       7.53%                79       11/25/09      7.53%
     18       10/25/04      7.48%                 49      05/25/07       7.78%                80       12/25/09      7.78%
     19       11/25/04      7.24%                 50      06/25/07       7.53%                81       01/25/10      7.53%
     20       12/25/04      7.48%                 51      07/25/07       7.78%                82       02/25/10      7.53%
     21       01/25/05      7.24%                 52      08/25/07       7.53%                83       03/25/10      8.33%
     22       02/25/05      7.24%                 53      09/25/07       7.53%                84       04/25/10      7.53%
     23       03/25/05      8.31%                 54      10/25/07       7.78%                85       05/25/10      7.78%
     24       04/25/05      7.52%                 55      11/25/07       7.53%                86       06/25/10      7.53%
     25       05/25/05      7.77%                 56      12/25/07       7.78%                87       07/25/10      7.78%
     26       06/25/05      7.52%                 57      01/25/08       7.53%                88       08/25/10      7.53%
     27       07/25/05      7.77%                 58      02/25/08       7.53%                89       09/25/10      7.53%
     28       08/25/05      7.52%                 59      03/25/08       8.04%                90       10/25/10      7.78%
     29       09/25/05      7.52%                 60      04/25/08       7.53%                91       11/25/10      7.53%
     30       10/25/05      7.77%                 61      05/25/08       7.78%                92       12/25/10      7.78%
     31       11/25/05      7.52%                 62      06/25/08       7.53%                93       01/25/11      7.53%


(1) Assumes there are no losses and no delinquencies on the Mortgage Loans, the Group I Mortgage Loans prepay at 100% PPC and the Group II Mortgage Loans prepay at 28% CPR, One-Month LIBOR is constant at 1.30% and Six-Month LIBOR is constant at 1.28%.

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                                       44

Subject to Revision - Computational Materials Dated April 11, 2003

                            Class AV-1 Sensitivity(1)
                            -------------------------

                                Effective                                   Effective                                    Effective
                      Class       Class                           Class       Class                             Class      Class
 Period     Date     AV-1 Cap  AV-1 Cap(2)   Period    Date     AV-1 Cap   AV-1 Cap(2)     Period    Date     AV-1 Cap  AV-1 Cap(2)
 ------     ----     --------  -----------   ------    ----     --------   -----------     ------    ----     --------  -----------
    1     05/25/03    8.97%       14.00%       33    01/25/06    11.06%       11.94%         65    09/25/08    13.20%       13.20%
    2     06/25/03    7.24%       14.00%       34    02/25/06    11.08%       11.08%         66    10/25/08    13.64%       13.64%
    3     07/25/03    7.48%       14.00%       35    03/25/06    13.51%       13.51%         67    11/25/08    13.20%       13.20%
    4     08/25/03    7.24%       14.00%       36    04/25/06    12.21%       12.21%         68    12/25/08    13.64%       13.64%
    5     09/25/03    7.24%       14.00%       37    05/25/06    12.62%       12.62%         69    01/25/09    13.20%       13.20%
    6     10/25/03    7.48%       14.00%       38    06/25/06    12.24%       12.24%         70    02/25/09    13.20%       13.20%
    7     11/25/03    7.24%       14.00%       39    07/25/06    12.69%       12.69%         71    03/25/09    14.00%       14.00%
    8     12/25/03    7.48%       14.00%       40    08/25/06    12.30%       12.30%         72    04/25/09    13.20%       13.20%
    9     01/25/04    7.24%       14.00%       41    09/25/06    12.82%       12.82%         73    05/25/09    13.64%       13.64%
   10     02/25/04    7.24%       14.00%       42    10/25/06    13.25%       13.25%         74    06/25/09    13.20%       13.20%
   11     03/25/04    7.74%       14.00%       43    11/25/06    12.82%       12.82%         75    07/25/09    13.64%       13.64%
   12     04/25/04    7.24%       14.00%       44    12/25/06    13.27%       13.27%         76    08/25/09    13.20%       13.20%
   13     05/25/04    7.48%       14.00%       45    01/25/07    12.88%       12.88%         77    09/25/09    13.20%       13.20%
   14     06/25/04    7.24%       14.00%       46    02/25/07    12.89%       12.89%         78    10/25/09    13.64%       13.64%
   15     07/25/04    7.48%       14.00%       47    03/25/07    14.00%       14.00%         79    11/25/09    13.20%       13.20%
   16     08/25/04    7.24%       14.00%       48    04/25/07    13.13%       13.13%         80    12/25/09    13.64%       13.64%
   17     09/25/04    7.24%       14.00%       49    05/25/07    13.57%       13.57%         81    01/25/10    13.20%       13.20%
   18     10/25/04    7.48%       14.00%       50    06/25/07    13.15%       13.15%         82    02/25/10    13.20%       13.20%
   19     11/25/04    7.24%       14.00%       51    07/25/07    13.59%       13.59%         83    03/25/10    14.00%       14.00%
   20     12/25/04    7.49%       14.00%       52    08/25/07    13.15%       13.15%         84    04/25/10    13.20%       13.20%
   21     01/25/05    7.26%       14.00%       53    09/25/07    13.18%       13.18%         85    05/25/10    13.64%       13.64%
   22     02/25/05    7.27%       14.00%       54    10/25/07    13.62%       13.62%         86    06/25/10    13.20%       13.20%
   23     03/25/05    10.91%      11.75%       55    11/25/07    13.18%       13.18%         87    07/25/10    13.64%       13.64%
   24     04/25/05    9.87%       10.72%       56    12/25/07    13.63%       13.63%         88    08/25/10    13.20%       13.20%
   25     05/25/05    10.20%      11.05%       57    01/25/08    13.19%       13.19%         89    09/25/10    13.20%       13.20%
   26     06/25/05    9.87%       10.73%       58    02/25/08    13.19%       13.19%         90    10/25/10    13.64%       13.64%
   27     07/25/05    10.25%      11.11%       59    03/25/08    14.00%       14.00%         91    11/25/10    13.20%       13.20%
   28     08/25/05    9.94%       10.80%       60    04/25/08    13.20%       13.20%         92    12/25/10    13.64%       13.64%
   29     09/25/05    10.99%      11.85%       61    05/25/08    13.64%       13.64%         93    01/25/11    13.11%       13.11%
   30     10/25/05    11.36%      12.23%       62    06/25/08    13.20%       13.20%         94    02/25/11    12.97%       12.97%
   31     11/25/05    11.00%      11.87%       63    07/25/08    13.64%       13.64%
   32     12/25/05    11.39%      12.26%       64    08/25/08    13.20%       13.20%


(1) Assumes there are no losses and no delinquencies on the Mortgage Loans, the Group I Mortgage Loans prepay at 100% PPC and the Group II Mortgage Loans prepay at 28% CPR, One-Month LIBOR is constant at 20.00% and Six-Month LIBOR is constant at 20.00%.

(2) Assumes amounts available to the Class AV-1 Certificates from payments made under the Yield Maintenance Agreement have been taken into account. Includes the assumptions from footnote (1) above.

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                                       45